As filed with the Securities and Exchange Commission on October 7, 2022.

Registration No. 811-23722

Registration No. 333-258430

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2
☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

First Eagle Global Opportunities Fund

(Exact name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, NY 10105

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 698-3300

David P. O’Connor

c/o First Eagle Investment Management, LLC

1345 Avenue of the Americas

New York, NY 10105

(Name and Address of Agent for Service)

Copies of Communications to:

Joel D. Corriero Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103 Telephone: (215) 564-8528	David P. Glatz Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive, Suite 1601 Chicago, Illinois 60606 Telephone: (312) 964-3502

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.  ☐

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box  ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS	, 2022

                SHARES

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

Common Shares

$20.00 per Share

Investment Objective. First Eagle Global Opportunities Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective or that our investment strategies will be successful.

Investment Adviser. First Eagle Investment Management, LLC, or the Adviser, is a private investment firm registered as an investment adviser with the Securities and Exchange Commission, or the SEC, that serves as the Fund’s investment adviser. The Adviser oversees the management of our activities and is responsible for making investment decisions for our portfolio.

Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in equity securities (as described herein) of U.S. and foreign companies that the Adviser believes are undervalued based upon its bottom-up, fundamental investment approach. The Fund may also invest in debt instruments without regard to credit rating or time to maturity, gold and other precious metals, and futures contracts related to precious metals. (Continued on following page)

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest, or Common Shares, have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, or NAV. This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering. We anticipate that the Fund’s Common Shares will be approved for listing on the New York Stock Exchange. The trading or “ticker” symbol is “FEGL.”

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 42 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 19 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public offering price	$20.00	$
Sales Load (2)	None	$
Proceeds to us (3)	$20.00	$

(notes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about                     , 2022.

[Underwriters]

The date of this prospectus is                     , 2022.

(notes from previous page)

(1)

The Fund has granted the underwriters an option to purchase up to             additional Common Shares at the public offering price within 45 days from the date of this prospectus solely to cover over-allotments, if any. See “Underwriting.”

(2)

The Adviser (and not the Fund), has agreed to pay, from its own assets, compensation of $             per share to the underwriters in connection with this offering. Separately, the Adviser (and not the Fund) has agreed to pay, from its own assets, an upfront structuring fee to                         , an upfront fee to                         , and may pay certain other qualifying underwriters a structuring fee, a syndication fee, a sales incentive fee or other additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales Load” in the table above. See “Underwriting — Compensation to be Paid by the Adviser.”

(3)

The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Investment Strategies (Continued from prior page). Under normal circumstances, the Fund will generally invest at least 40% (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30%) of its net assets (plus any borrowings for investment purposes) in foreign investments. For purposes of these 40% and 30% of assets allocations, the Fund will “count” relevant derivatives positions that provide economic exposure to foreign investments, and in doing so, values each position at its daily mark-to-market value or, with respect to OTC derivatives, its fair value. In addition, under normal circumstances, the Fund will invest in at least three different countries, which may include the United States. The Fund has no geographic limits on where it may invest, and may invest in the securities of issuers located in emerging markets countries.

The Adviser’s investment philosophy and strategy can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on the Adviser’s judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

The Fund intends to write (sell) covered call and put options on a portion of the common stocks in its portfolio, and, to a lesser extent, write (sell) covered call and put options on indices of securities to seek to generate gains from options premiums and to enhance the Fund’s risk-adjusted returns. A portion of the options described in this paragraph may be over-the-counter or OTC options. The Fund may write covered call and put options, the notional amount of which would vary depending on market conditions, but will not exceed 50% of the Fund’s total assets (under normal market conditions, the Fund anticipates initially writing options having a notional amount equal to approximately 33% of its total assets). The Adviser may choose to modify its use of this options writing strategy over time to the extent that the use of such strategy may negatively impact the Fund’s ability to benefit from capital appreciation.

The Fund may invest up to 25% of its total assets in a special purpose trading subsidiary (the “Subsidiary”). The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Subsidiary may also invest in exchange-traded funds and other exchange-traded products that hold or track the price of gold and other precious metals.

Limited Term. The Fund’s Agreement and Declaration of Trust provides that the Fund terminates on the first business day of the month that follows the twelfth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be                     1, 2034 (the “Stated Termination Date”); however, the Board of Trustees of the Fund (the “Board of Trustees”) may vote to extend the term of the Fund (i) once for up to one year, and (ii) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event of any such extension, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, the Board of Trustees may determine to cause the Fund to conduct a tender offer to all holders of outstanding Common Shares (“Common Shareholders”) as of a date within the 12 months preceding the Termination Date (an “Eligible Tender Offer”). At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. If an Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time, subject to the terms and conditions described herein. If the purchase of all shares properly tendered and not withdrawn would result in the Fund’s net assets being less than the Termination Threshold, the Eligible Tender Offer will not be completed, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to common shareholders of record in one or more distributions. The Fund’s investment objective is not designed to return to common shareholders their original NAV or purchase price. See “Prospectus Summary — Limited Term; Eligible Tender Offer” and “Risks — Limited Term and Tender Offer Risks.”

Leverage. The Fund currently does not intend to borrow money or issue debt securities or preferred shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), however, the Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (as defined below), and issue preferred shares in an amount up to 50% of its Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. See “Leverage.”

The use of leverage, if employed, is subject to numerous risks. See “Risks — Leverage Risk.”

Fund Distributions. The Fund currently intends to implement a managed distribution policy. The Fund intends to declare monthly distributions stated in terms of a fixed cents per Common Share that will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation. The net investment income of the Fund will consist of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The supplemental amount generally representing potential capital appreciation may take the form of net realized capital gains or, possibly, a return of capital, which may (but will not necessarily) represent net unrealized capital gains. Monthly distributions that include such supplemental amounts representing potential capital appreciation are sometimes referred to as “managed distributions.” The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund will implement the managed distribution plan pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder that permits the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act. The Fund will seek to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be directly dependent on the amount of income earned or capital gains realized by the Fund for the year. It is anticipated that under the distribution policy the minimum annual distribution rate with respect to the Common Shares would be independent of the Fund’s performance as to any particular period but would be expected to correlate with the Fund’s performance over time. The Adviser, in making such projections, may consider long-term historical returns of the types of securities in the portfolio, current and expected portfolio composition, current market sentiment, and a variety of other factors. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change.

To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position either to increase the distribution rate or to distribute supplemental amounts to shareholders, or both. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its assets to meet payments prescribed by its distribution policy. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains not distributed during the year. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distributions or the terms of its distribution policy. See “Distributions” for additional information.

***

You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares and retain it for future reference. A Statement of Additional Information, or SAI, dated                 , 2022, containing additional information about the Fund has been filed with the Securities and Exchange Commission, or SEC, and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI by calling (800) 937-5449 or by writing to the Fund. You can get the same information for free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. The Fund does not post a copy of the SAI on its website because the Common Shares are not continuously offered, which means the SAI will not be updated after the completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Fund’s semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling Shareholder Services at (800) 937-5449. The Fund’s annual and semi-annual reports, when produced, will be available on the Fund’s website (                ) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website or in those reports. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

You should rely only on the information contained in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund has not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date.

The Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TRADEMARKS

This prospectus contains trademarks and service marks owned by the Adviser. This prospectus may also contain trademarks and service marks owned by third parties.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.” Unless indicated otherwise in this prospectus or the context requires otherwise, the terms:

•	the “Fund,” “we,” “us” and “our” refer to First Eagle Global Opportunities Fund;

•	“First Eagle” refers collectively to First Eagle Holdings, Inc. and its subsidiaries and other affiliated entities; and

•	“Adviser” and our “investment adviser” refer to First Eagle Investment Management, LLC, an affiliate of First Eagle Holdings, Inc.

Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their over-allotment option.

The Fund	The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

The Offering	The Fund is offering common shares of beneficial interest of the Fund (“Common Shares”) at $20.00 per share through a group of underwriters (the “Underwriters”) led by . In this prospectus, we refer to holders of Common Shares as “Common Shareholders.” The Adviser has agreed to pay, from its own assets, compensation of $ per share to the Underwriters in connection with this offering. Separately the Adviser has agreed to pay, from its own assets, an upfront structuring fee to , an upfront fee to , and may pay certain other qualifying underwriters a structuring fee, a syndication fee, a sales incentive fee or other additional compensation in connection with the offering. See “Underwriting — Compensation to be Paid by the Adviser.” In addition, the Adviser will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

The minimum required purchase by each investor is 100 shares ($2,000). The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriting.”

You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to your decision to invest in Common Shares.

Common Share Repurchase Plan

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares (the “Repurchase Plan”) for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan, or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option (the “Repurchase Period”). The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to NAV. Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund’s shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 and other applicable laws, including Regulation M, which may prohibit the commencement of the Repurchase Plan and repurchases under certain circumstances. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. See “Common Share Repurchase Plan” and “Risks—Repurchase Plan Risk.”

Investment Objective	Our investment objective is to provide total return through a combination of current income, current gains and long-term growth of capital. There can be no assurance that we will achieve our investment objective or that our investment strategies will be successful. The Fund’s Board of Trustees (the “Board of Trustees”) may change our investment objective without prior shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

Investment Strategies

To seek to achieve its investment objective, the Fund will invest, under normal circumstances, primarily in equity securities (and securities convertible into equity securities) of U.S. and foreign companies that the Adviser believes are undervalued based upon its bottom-up, fundamental investment approach. The Fund will be actively managed and may invest in any size company, including large, medium and smaller companies. The Fund may also invest in debt instruments (such as notes and bonds) without regard to credit rating or time to maturity, gold and other precious metals, and futures contracts related to precious metals. The Fund’s foreign investments may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund has no geographic limits on where it may invest, and may invest in the securities of issuers located in emerging markets countries. In addition, under normal circumstances, the Fund will invest in at least three different countries, which may include the U.S.

The Adviser’s investment philosophy and strategy can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

Options Writing Strategy. The Fund intends to employ a strategy of writing (selling) covered call and put options on a portion of the common stocks in its portfolio, and, to a lesser extent, writing (selling) covered call and put options on indices of securities (such options on indices are collectively referred to as “index options”) to seek to generate gains from options premiums and to enhance the Fund’s risk-adjusted returns. A portion of the options written by the Fund may be over-the-counter options (“OTC options”).

The Fund may write covered call and put options, the notional amount of which would vary depending on market conditions, but will not exceed 50% of the Fund’s total assets (under normal market conditions, the Fund anticipates initial writing options having a notional amount equal to approximately 33% of its total assets), depending on market conditions. The Adviser may choose to modify its use of this options writing strategy over time to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation. The Fund generally writes options that are “out of the money” — in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes. The number of put and call options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. See “The Fund’s

Investments — Fund Strategies — Options Writing Strategy” and “Risks — Options Strategy Risks.”

Subsidiary. The Fund may invest up to 25% of its total assets in a special purpose trading subsidiary (the “Subsidiary”). The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Subsidiary may also invest in exchange-traded funds and other exchange-traded products (collectively, “ETPs”) that hold or track the price of gold and other precious metals. See “The Fund’s Investments — Fund Strategies — Subsidiary” and “Risks — Subsidiary Risk.”

Other Strategies. During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest-up period”), the “wind-down” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s termination approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may invest up to 100% of its assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objective and may deviate from its investment policies under these circumstances. There can be no assurance that such techniques will be successful.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board of Trustees without prior shareholder approval. The Fund’s investment objective may be changed by the Board of Trustees without prior shareholder approval.

For a discussion of risk factors that may affect the Fund’s ability to achieve its investment objective, see “Risks.”

Portfolio Contents	The principal types of investments in which the Fund is expected to invest are described below. See the “Portfolio Contents” section of the Prospectus for additional information.

Common Stocks and Other Equity Investments. Equity securities may include common stock, depositary receipts (see also the discussion under “Foreign Investments”), warrants and hybrid securities (see also the discussion under “Hybrid Investments”). Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.

The Fund may acquire warrants in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. See “Portfolio Contents — Common Stocks and Other Equity Investments.”

Foreign Investments. The Fund will invest in foreign securities or other types of foreign investments, which may include those issued by issuers in emerging market countries. The Fund may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets.

Currency Exchange Transactions. The Fund may engage in currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (or other cash management position). A forward currency exchange contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward currency exchange contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year. Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. See “Investment Policies and Techniques of the Fund — Currency Exchange Transactions” in the SAI, for more information.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both equity and fixed income instruments.

Debt Instruments. The Fund can invest in all types of debt securities, including corporate bonds, convertible bonds, broadly syndicated loans, structured notes, credit-linked notes, loan assignments and participations, U.S. and foreign government bonds and mortgage- and asset-backed securities. The Fund may invest in debt instruments paying a fixed or fluctuating rate of interest. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold.

High Yield Debt Instruments. The Fund may invest in lower-rated debt instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “high yield instruments” or “junk bonds”) and instruments that are not rated. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset-backed securities. A more complete description of the characteristics of bonds and other instruments in each rating category is included in Appendix A to the SAI.

Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — High Yield Risk.”

Gold and other Precious Metals. The Fund may invest directly in precious metals (such as gold, silver, platinum and palladium bullion), or purchase or sell contracts for their future delivery (“futures contracts”), The Fund currently intends, however, to primarily obtain exposure to gold and other precious metals through its investments in the Subsidiary. See “Portfolio Contents—Gold and other Precious Metals.”

Restricted and Illiquid Instruments. The Fund may invest in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company.

ETPs. The Fund may invest in (or obtain exposure through the Subsidiary to) ETPs. ETPs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. ETP shares are sold initially in the primary market in a specified number of shares (e.g., 50,000) (“creation units”). Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions. The secondary market for ETP shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETP shares to be traded throughout the day, generally at a price that is close to the value of the ETP’s net asset value. The Fund would purchase and sell individual shares of ETPs in the secondary market. These secondary market transactions may require the payment of commissions. While the Fund may obtain exposure to both registered and unregistered ETPs, it is currently anticipated that the ETPs included in the Fund’s initial portfolio will not be registered as investment companies under the 1940 Act. For information regarding the risks of investing in ETPs, see “Risks of Investing in ETPs.”

Cash or Cash Equivalents. The Fund may hold a portion of its assets in cash or cash equivalents.

Derivatives. The Fund may utilize various derivative instruments in pursuit of its investment objective. Such instruments include options, futures and forward contracts. The Adviser may use these and other derivatives for hedging and for investment purposes. See “Investment Policies and Techniques of the Fund — Derivative Transactions” in the SAI.

For a discussion of risk factors relating to the foregoing investments, see “Risks.”

Investment Policies	Under normal circumstances:

•

The Fund will generally invest at least 40% (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30%) of its net assets (plus any borrowings for investment purposes) in foreign investments;

•	The Fund will invest in at least three different countries, which may include the United States;

•	The Fund may invest in debt instruments (such as notes and bonds) without regard to credit rating;

•	The Fund may invest up to 25% of its total assets in the Subsidiary; and

•	The Fund may write covered call and put options, the notional amount of which will not exceed 50% of its total assets, depending on market conditions.

The foregoing policies apply only at the time of any new investment.

For purposes of the percentage allocations applicable to foreign investments, as described in the first bullet point above, the Fund will “count” relevant derivatives positions on foreign investments, and in doing so, values each position at its daily mark-to-market value or, with respect to OTC derivatives, its fair value.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on the investment’s “country of risk.” “Country of risk” is determined by the Adviser and based on ten country of risk criteria, including factors such as an issuer’s country of domicile, the country of the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Limited Term; Eligible Tender Offer

The Fund’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the twelfth anniversary of the effective date of the initial registration statement of the Fund, which is currently anticipated to be                  1, 2034 (the “Stated Termination Date”); provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term (1) once for up to one year, and (2) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination

Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

Eligible Tender Offer. The Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to all holders of outstanding Common Shares as of a date within the 12 months preceding the Termination Date. If the tender offer is completed, Common Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). The Termination Threshold will be based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks — Limited Term and Tender Offer Risks.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Fund to have a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the 1934 Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation. Unless the Fund’s existence is continued without limitation of time, as described under “ — Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

The Adviser will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, the Adviser intends to seek investments that it reasonably expects can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, the Adviser expects to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Any such liquidating trust is not expected to be a registered investment company. In addition, interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risks — Limited Term and Tender Offer Risks.”

First Eagle and the Adviser

First Eagle is dedicated to providing prudent stewardship of client assets. First Eagle focuses on active and fundamental investing, with a strong emphasis on downside protection and without adhering to a specific benchmark. Over a long history dating back to 1864, First

Eagle has helped its clients avoid permanent impairment of capital and earn attractive returns through varied economic cycles — a tradition that is central to its mission today. First Eagle’s investment capabilities include equity, fixed income and currencies, alternative credit and real assets strategies. For more information, please visit www.firsteagle.com.

The Adviser. Our investment activity is managed by our investment adviser, an affiliate of First Eagle. Based in New York City since 1937, First Eagle, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in First Eagle is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, other pooled vehicles, corporations, and major retirement plans. As of June 30, 2022, the Adviser had over $100.3 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105. The Adviser will receive an annual fee, payable monthly, in an amount equal to 1.15% of the average daily value of the Fund’s Managed Assets. See “Management of the Trust — Investment Adviser.”

Leverage	The Fund currently does not intend to borrow money or issue debt securities or preferred shares. Under the 1940 Act, however, the Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). See “Leverage.”

The management fee the Fund pays to the Adviser will be higher if the Fund uses leverage than it would be without leverage. Thus, the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Adviser will seek to manage that potential conflict by recommending to the Board of Trustees to leverage the Fund (or increase such leverage) only when they determine that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance. Any leveraging strategy the Fund employs may not be successful. See “Risks — Leverage Risk.”

Distributions	The Fund currently intends to declare monthly distributions stated in terms of a fixed cents per Common Share that will be composed of net investment income and supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund will implement the managed distribution plan pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder that permits the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). The Fund will seek to establish a Common Share distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund’s Common Shares over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized for the year. It is anticipated that under the distribution policy the minimum annual distribution rate with respect to the Common Shares would be independent of the Fund’s performance as to any particular period but would be expected to correlate with the Fund’s performance over time. The Adviser, in making such projections, may consider long-term historical returns and a variety of other factors.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In order to raise cash for such distributions, the Fund expects to sell portfolio securities. Such portfolio sales may occur at a time when independent investment judgment might not otherwise have dictated such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains not distributed during the year.

The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position either to increase the distribution rate or to distribute supplemental amounts to Common Shareholders, or both. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s Common Share distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” At the same time that it pays a monthly distribution, the Fund will post on its website ( ), and make available in written form to holders and beneficial holders of its Common Shares, a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for each taxable year through its managed distributions or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of any retained gain (provided that the Fund designates such retained gain for inclusion by such Common Shareholder), will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund may treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total Common Share distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess will generally be treated by Common Shareholders as return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis (but not below zero), which could result in more taxable gain when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly Common Share distributions at any time upon notice to Common Shareholders, upon a determination by the Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

Dividend Reinvestment Plan	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Listing	We anticipate that the Common Shares will be approved for listing on the New York Stock Exchange under the trading or “ticker” symbol “FEGL”.

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent	The Administrator. JPMorgan Chase Bank, N.A. (“JPMorgan”) will provide the administrative services necessary for us to operate. JPMorgan serves as our custodian, and American Stock Transfer & Trust Company, LLC (“AST”) serves as our transfer agent, dividend disbursement agent, and dividend reinvestment plan agent. See “Custodian and Transfer Agent,” “Dividend Reinvestment Plan” and “Administration and Accounting Services.”

Special Risk Considerations	Investing in our Common Shares involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Equity Investments Risk. The prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services, or because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as an increase in production costs.

Foreign Investment Risks. Foreign investments, which can be denominated in any applicable foreign currency, involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets. To the extent the Fund invests in emerging market securities, the Fund may be exposed to additional risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties as well as uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets, lower trading volumes, and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Limited Term and Tender Offer Risks. The Fund is scheduled to terminate as of the Stated Termination Date. The Fund’s investment objective is not designed to return to Common Shareholders their original NAV or purchase price. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

If the Fund conducts an Eligible Tender Offer, and the tender offer is completed, it is anticipated that funds to pay the aggregate purchase price of Common Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. The risks related to the disposition of portfolio investments in connection with termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it may be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Tax Matters.” The purchase of Common Shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may provide that the Fund may continue without limitation of time, upon the affirmative vote of a majority of the Board of Trustees and without a vote of shareholders. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “Risks — Market Discount from Net Asset Value Risk.”

The Fund’s final distribution to Common Shareholders upon termination of the Fund will be based upon the Fund’s NAV at the Termination Date. Any investors who purchase Common Shares in this offering, and any investors who purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than their original investment.

Because the Fund will invest in high yield or below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date. See “Risks — High Yield Risk.”

Investment and Market Discount Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Options Strategy Risks. The ability of the Fund to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited.

If the Fund writes call options on individual securities or index call options that include securities, in each case, that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Fund.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. See “Risks — Options Strategy Risks — Risks of Writing Options.”

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options

(or a particular class or series of options). See “Risks — Options Strategy Risks — Exchange-Listed Options Risks.”

Over-the-Counter Options Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position. See “Risks — Options Strategy Risks — Over-the-Counter Options Risk.”

Index Options Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. See “Risks — Options Strategy Risks — Index Options Risk.”

Limitation on Options Writing Risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. See “Risks — Options Strategy Risks — Limitation on Options Writing Risk.”

Tax Risk. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Value Investment Strategy Risk. An investment strategy that employs a “value” approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Small and Medium-Size Company Risk. Securities of smaller and medium-size companies historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Fixed-Income Instruments Risks. Fixed-income instruments in which the Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of other fixed-income instruments changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of fixed-income instruments will increase as interest rates fall and decrease as interest rates rise. The magnitude of these price reductions in the market price of fixed-income instruments is generally greater for those instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser.

To the extent the Fund invests in debt instruments that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt instruments typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt instruments.

The Fund’s use of leverage, if employed, will tend to increase the Fund’s interest rate risk. See “Risks — Fixed-Income Instruments Risk — Interest Rate Risk.”

Issuer Risk. The value of fixed-income instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in high yield securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. The degree of credit risk depends on the issuer’s financial condition and on the terms of the instruments or securities.

Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

High Yield Risk. Debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds).

Gold and Other Precious Metals Risk. The Fund is susceptible to specific political and economic risks affecting the price of gold and other precious metals (e.g., silver) including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals.

Although the risks related to investing in gold and other precious metals (e.g., silver) directly are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold and other precious metals results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

These investments also involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of precious metals; (2) the concentration of precious metal supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States

(the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of precious metals; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making these investments, if, as a result, it fails to qualify as a “regulated investment company” under the Internal Revenue Code.

Risks of Investing in ETPs. Investing in an ETP exposes the Fund to all of the risks of that ETP’s investments. The Fund will also bear its pro rata portion of the expenses of the ETPs in which it invests, including advisory fees, which are in addition to the direct expenses of the Fund’s own operations. An ETP that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities or other assets in the index. The value of an ETP based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETPs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETP shares may not develop or be maintained. The market value of shares of ETPs may differ from their NAV. In addition, certain of the ETPs in which the Fund may invest are required to be registered as investment companies under the 1940 Act. Therefore, the Fund’s investments in ETPs that are not registered as investment companies under the 1940 Act will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges the Fund has entered into to be rendered useless, resulting in the Fund having full currency exposure while incurring transaction costs.

Derivatives Risk. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market in connection with the 2008 financial crisis, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Recent Market Events Risk. While interest rates were historically low in recent years in the United States and abroad, inflation rates have recently risen significantly, and the Federal Reserve and other central banks have begun aggressively raising interest rates to address inflation. A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. In addition, the impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of Fund’s investments and could negatively impact Fund performance. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security. Geopolitical and other risks, including environmental and public health, also may add to instability in world economies and markets generally. Russia’s recent assertion of its influence in its surrounding region, including military, cyber and espionage actions in Ukraine, increases the likelihood of broad-based sanctions by the U.S. and other countries. Financial markets in Russia especially are at risk of significant disruption, with potentially wider impacts both regionally and globally especially in sectors (such as energy) where Russian companies are important market participants.

COVID-19 continues to spread globally and has resulted in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, unprecedented levels of high unemployment, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Commodities Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Commodities Related Investments Risk” above. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

Anti-Takeover Provisions Risk. The Declaration of Trust and the Fund’s Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

See “Risks” beginning on page 41 and information included elsewhere in this prospectus for a description of these and other risks and uncertainties.

FEES AND EXPENSES

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues                  Common Shares in this offering. The Annual Expenses table below shows Fund expenses as a percentage of net assets attributable to Common Shares and includes expenses of the Subsidiary. The Fund’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than                  Common Shares. See “Management of the Fund.”

Common Shareholder Transaction Expenses (as a percentage of offering price):

Sales Load Paid by You (1)	None
Offering Expenses Borne by You (2)	None
Dividend Reinvestment Plan Expenses	None

Total Shareholder Transaction Expenses	None

Annual Expenses (as a percentage of net assets attributable to Common Shares):

Management Fees	1.15	%(3)
Other Expenses	0.15	%(4)

Total Annual Expenses	1.30%

(1)

The Adviser has agreed to pay, from its own assets, (a) compensation of $             per share to the Underwriters in connection with this offering and separately (b) an upfront structuring fee to             , an upfront structuring fee to each             of             ,            , an upfront fee             to              and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or other additional compensation in connection with the offering. See “Underwriters—Compensation to be Paid by the Adviser.”

(2)

The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering . The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

(3)	Our management fee is 1.15% of our average daily value of the Fund’s Managed Assets, monthly. See “Investment Advisory Agreement.”
(4)

“Other Expenses” are based on estimated amounts for the current fiscal year and include estimated overhead expenses, including payments under the Administration Agreement with our Administrator (See “Administration and Accounting Services”). Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%, in the aggregate.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.30% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 years
$13	$41	$71	$156

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on July 27, 2021, pursuant to the Fund’s Declaration of Trust (as amended and restated, the “Declaration of Trust”). As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, NY 10105, and its telephone number is (212) 698-3300.

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares (the “Repurchase Plan”) for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option (the “Repurchase Period”). The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to NAV. Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund’s shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18 under the 1934 Act, which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 and other applicable laws, including Regulation M, which may prohibit the commencement of the Repurchase Plan and repurchases under certain circumstances.

In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. Although there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period, the Board of Trustees reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Trustees determines such repurchases are in the best interests of the Fund and the Common Shareholders. Also, any acquisition of Common Shares by the Fund would decrease the assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur related transaction costs borne by the remaining Common Shareholders. See “Risks—Repurchase Plan Risk.”

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[●] ($[●] if the Underwriters exercise the over-allotment option in full). The Adviser has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, which amount to a total of $[●]. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies (as stated below) [within three months] after the completion of this offering; however, under certain circumstances, including but not limited to, adverse market conditions, lack of supply and lack of ability to secure the most attractive investment opportunities for investors, the Fund may take up to [six] months after completion of this offering to invest substantially all of the net proceeds in investments that meet the Fund’s investment objective and policies. The precise timing will depend on the availability of investment opportunities that are consistent with the Fund’s investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term growth of capital. There can be no assurance that we will achieve our investment objective or that our investment strategies will be successful. The Fund’s Board of Trustees (the “Board of Trustees”) may change the Fund’s investment objective without prior shareholder approval.

Fund Strategies

To seek to achieve its investment objective, the Fund will invest, under normal circumstances, primarily in equity securities (and securities convertible into equity securities) of U.S. and foreign companies that the Adviser believes are undervalued based upon its bottom-up, fundamental investment approach. The Fund will be actively managed and may invest in any size company, including large, medium and smaller companies. The Fund may also invest in debt instruments (such as notes and bonds) without regard to credit rating or time to maturity, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its assets to foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). The Fund has no geographic limits on where it may invest, and may invest in the securities of issuers located in emerging markets countries.

That generally means that, under normal circumstances, the Fund will generally invest at least 40% (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30%) of its net assets (plus any borrowings for investment purposes) in foreign investments. For purposes of these 40% and 30% of assets allocations, the Fund will “count” relevant derivatives positions that provide economic exposure to foreign investments, and in doing so, values each position at its daily mark-to-market value or, with respect to OTC derivatives, its fair value. In addition, under normal circumstances, the Fund will invest in at least three different countries, which may include the United States. The Fund may invest in “junk bonds,” corporate loans and other debt securities and instruments that are rated below investment grade or deemed to be of similar quality. These investments are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — High Yield Risk.”

The Adviser’s investment philosophy and strategy can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

Options Writing Strategy. As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered call and put options on a portion of the common stocks in its portfolio, and, to a lesser extent, writing (selling) covered call and put options on indices of securities (such options on indices are collectively referred to as “index options”). This options writing strategy is intended to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns. A portion of the options written by the Fund may be over-the-counter options (“OTC options”).

Writing a covered call option involves writing an option on a security or basket of securities the Fund owns. Unlike a written covered call option, other written options will not provide the Fund with any potential appreciation on an underlying security to offset any loss the Fund may experience if the option is exercised.

For any written call option where the Fund does not own the underlying security, the Fund may have an absolute and immediate right to acquire that security upon conversion or exchange of other securities held by the Fund without additional cash consideration or the Fund may hold a call on the same security where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written.

The Fund may write covered call and put options, the notional amount of which would vary depending on market conditions, but will not exceed 50% of the Fund’s total assets (under normal market conditions, the Fund anticipates initial writing options having a notional amount equal to approximately 33% of its total assets), depending on market conditions. As the Fund writes covered call options on its portfolio securities, it may not be able to benefit from capital appreciation on the underlying securities, as the Fund will lose its ability to benefit from such capital appreciation to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option. Therefore, over time, the Adviser may choose to modify its use of a covered call options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

The Fund generally writes options that are “out of the money” — in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes. The number of put and call options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.

The Fund’s exchange-listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. See “Risks – Options Strategy Risks — Limitation on Options Writing Risk.”

Subsidiary. The Fund may make some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Subsidiary may also invest in exchange-traded funds and other exchange-traded products (collectively, “ETPs”) that hold or track the price of gold and other precious metals.

The Fund will invest in its Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments; however, the Subsidiary will, on an aggregate basis with the Fund, comply with the same 1940 Act requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund will comply with the capital structure and leverage requirements of Section 18 of the 1940 Act, and the provisions of Section 8 of the 1940 Act governing investment policies, on an aggregate basis with the Subsidiary. The Subsidiary is advised by the Adviser, which complies with the provisions of Section 15 of the 1940 Act relating to investment advisory contracts as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the SAI, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Other Strategies. During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest-up period”), the “wind-down” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s termination approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may invest up to 100% of its assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objective and may deviate from its investment policies under these circumstances. There can be no assurance that such techniques will be successful.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board of Trustees without prior shareholder approval. The Fund’s investment objective may be changed by the Board of Trustees without prior shareholder approval.

For a discussion of risk factors that may affect the Fund’s ability to achieve its investment objective, see “Risks.”

Investment Policies

Under normal circumstances:

•

The Fund will generally invest at least 40% (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30%) of its net assets (plus any borrowings for investment purposes) in foreign investments;

•	The Fund will invest in at least three different countries, which may include the United States;

•	The Fund may invest in debt instruments (such as notes and bonds) without regard to credit rating;

•	The Fund may invest up to 25% of its total assets in the Subsidiary; and

•	The Fund may write covered call and put options, the notional amount of which will not exceed 50% of its total assets, depending on market conditions.

The foregoing policies apply only at the time of any new investment.

For purposes of the percentage allocations applicable to foreign investments, as described in the first bullet point above, the Fund will “count” relevant derivatives positions on foreign investments, and in doing so, values each position at its daily mark-to-market value or, with respect to OTC derivatives, its fair value.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on the investment’s “country of risk.” “Country of risk” is determined by the Adviser and based on ten country of risk criteria, including factors such as an issuer’s country of domicile, the country of the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Portfolio Contents

The principal types of investments in which we expect to invest are described below.

Common Stocks and Other Equity Investments. Equity securities may include common stock, depositary receipts (see also the discussion under “Foreign Investments”), private investments in public equities (PIPEs) (see also the discussion under “Securities Issued in PIPE Transactions Risk”), warrants and hybrid securities (see also the discussion under “Hybrid Investments”). Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole.

The Fund may invest in securities that are purchased in PIPE transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

The Fund may acquire warrants in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrants if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration date because warrants cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Foreign Investments. The Fund will invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, we continue to be subject to many of the risks associated with investing directly in foreign securities.

Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

The Fund may also invest in emerging market securities. When the Fund invests in emerging market securities (generally meaning those associated with less developed markets), the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Currency Exchange Transactions. The Fund may engage in currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (or other cash management position). A forward currency exchange contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward currency exchange contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year. Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. See “Investment Policies and Techniques of the Fund—Currency Exchange Transactions” in the SAI, for more information.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Debt Instruments. The Fund can invest in all types of debt securities, including corporate bonds, convertible bonds, broadly syndicated loans, structured notes, credit-linked notes, loan assignments and participations, U.S. and foreign government bonds and mortgage- and asset-backed securities. The Fund may invest in debt instruments paying a fixed or fluctuating rate of interest. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold.

High Yield Debt Instruments. The Fund may invest in lower-rated debt instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “high yield instruments” or “junk bonds”) and instruments that are not rated. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset-backed securities. A more complete description of the characteristics of bonds and other instruments in each rating category is included in Appendix A to the SAI.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities.

Gold and other Precious Metals. The Fund may invest directly in precious metals (such as gold, silver, platinum and palladium bullion), or purchase or sell contracts for their future delivery (“futures contracts”). The Fund currently intends, however, to primarily obtain exposure to gold and other precious metals through its investments in the Subsidiary. The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of the Fund’s investments in such securities also may be affected.

The risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis.

Restricted and Illiquid Instruments. The Fund may invest in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company.

ETPs. The Fund may invest in (or obtain exposure through the Subsidiary to) ETPs. ETPs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. ETP shares are sold initially in the primary market in a specified number of shares (e.g., 50,000) (“creation units”). Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions. The secondary market for ETP shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETP shares to be traded throughout the day, generally at a price that is close to the value of the ETP’s net asset value. The Fund would purchase and sell individual shares of ETPs in the secondary market. These secondary market transactions may require the payment of commissions. While the Fund may obtain exposure to both registered and unregistered ETPs, it is currently anticipated that the ETPs included in the Fund’s initial portfolio will not be registered as investment companies under the 1940 Act. For information regarding the risks of investing in ETPs, see “Risks of Investing in ETPs.”

Cash or Cash Equivalents. The Fund may hold a portion of its assets in cash or cash equivalents.

Other Derivatives. The Fund may utilize various derivative instruments in pursuit of its investment objective. Such instruments include options, futures and forward contracts. The Adviser may use these and other derivatives for hedging and for investment purposes. See “Investment Policies and Techniques of the Fund—Derivative Transactions” in the SAI.”

LEVERAGE

The Fund currently does not intend to borrow money or issue debt securities or issue preferred shares of beneficial interest (“Preferred Shares”). Under the 1940 Act, however, the Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue Preferred Shares in an amount up to 50% of its Managed Assets (100% of its net assets). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities or Preferred Shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or Preferred Shares.

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the Fund’s NAV, the market price of the Common Shares and the yield to holders of the Common Shares will be more volatile than if leverage was not used. For example, a rise in short-term interest rates generally will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of the Common Shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. The management fee the Fund pays to the Adviser will be higher if the Fund uses leverage than it would be without leverage. The Adviser will be responsible for using leverage to pursue the Fund’s investment objective. The Adviser will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn the Adviser’s management fees. Thus, the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Adviser will seek to manage that potential conflict by recommending to the Board of Trustees to leverage the Fund (or increase such leverage) only when they determine that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance. Any leveraging strategy the Fund employs may not be successful. See “Risks — Leverage Risk.”

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Fund expects that Preferred Shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred Shares, if issued, could include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If Preferred Shares are issued, the Fund may, to the extent possible, purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment companies (“RIC”) under the Code. If the Fund has Preferred Shares outstanding, two of the Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Board of Trustees.

If the Fund issues Preferred Shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Derivatives

The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this prospectus. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

Investing in our Common Shares involves certain risks. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Common Shares. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our NAV and the price per share of our Common Shares could decline, and you may lose all or part of your investment.

No Operating History Risk — The Fund is a newly organized, diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history upon which to base their investment decision. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially. The 1940 Act and the Code impose numerous constraints on the operations of RICs that do not apply to certain of the other investment vehicles managed by the Adviser. Qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. The Adviser has a limited operating history under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Equity Investments Risk — The prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks, which may result in the value of those stocks being more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole. Equity securities generally have greater volatility than debt securities.

Foreign Investment Risk — Foreign investments, which can be denominated in any applicable foreign currency, involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets.

These risks may be more pronounced with respect to investments in emerging markets. To the extent the Fund invests in emerging market securities, the Fund may be exposed to additional risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties as well as uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets, lower trading volumes, and greater difficulty in determining market valuations of securities due to limited public information on issuers.

Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.

Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Limited Term and Tender Offer Risks — The Fund is scheduled to terminate as of the Stated Termination Date. The Fund’s investment objective is not designed to return to Common Shareholders their original NAV or purchase price. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

If the Fund conducts an Eligible Tender Offer, and the tender offer is completed, it is anticipated that funds to pay the aggregate purchase price of Common Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. The risks related to the disposition of portfolio investments in connection with termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it may be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Tax Matters.” The purchase of Common Shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may provide that the Fund may continue without limitation of time, upon the affirmative vote of a majority of the Board of Trustees and without a vote of shareholders. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV.

The Fund’s final distribution to Common Shareholders upon termination of the Fund will be based upon the Fund’s NAV at the Termination Date. Any investors who purchase Common Shares in this offering, and any investors who purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than their original investment.

Because the Fund will invest in high yield or below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.

Repurchase Plan Risk — There can be no assurance that repurchases of Common Shares pursuant to the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any decline in the market price of the Common Shares. Any acquisition of Common Shares by the Fund would decrease the assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Adviser does not anticipate that repurchases of Common Shares should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in disposing of portfolio securities or borrowing money to consummate repurchases, although no assurance can be given that this will be the case. The Repurchase Plan is expected to be in effect for the Repurchase Period only and there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period (however, the Board of Trustees reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Trustees determines such repurchases are in the best interests of the Fund and the Common Shareholders). Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur transaction costs borne by the remaining Common Shareholders. The Fund’s repurchase of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 of the 1934 Act and other applicable laws, including Regulation M, which may prohibit such repurchases under certain circumstances.

Investment Risk — An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. During periods in which the Fund may use leverage, the Fund’s investment risks will be magnified.

Market Discount from Net Asset Value Risk — Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s market discount and certain other risks will be magnified. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Options Strategy Risks — The ability of the Fund to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. Risks that may adversely affect the ability of the Fund to successfully implement its options strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on individual securities or index call options that include securities, in each case, that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Fund.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Options Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to Non-U.S. Securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Options Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Options Writing Risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Value Investment Strategy Risk — An investment strategy that employs a “value” approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Large-Size Company Risk — The Fund may in invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small and medium-size companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Small and Medium-Size Company Risk — Securities of smaller and medium-size companies historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Fixed-Income Instruments Risks — Fixed-income instruments in which the Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income instruments changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income instruments will increase as interest rates fall and decrease as interest rates rise. There is a risk that interest rates will rise once the pandemic abates, which will likely drive down prices of bonds and other fixed-income instruments. The magnitude of these price reductions in the market price of bonds and other fixed-income instruments is generally greater for those instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser.

To the extent the Fund invests in debt instruments that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt instruments typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt instruments.

The Fund’s use of leverage, if employed, will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income instruments held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Issuer Risk. The value of fixed-income instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant.

Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. In general, the longer the duration of any fixed-income instruments in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Spread Risk. Credit spread refers to the difference in interest rates between higher quality and lower quality debt instruments, with credit spreads tending to be wider for lower quality instruments. Wider credit spreads and decreasing market values typically represent a deterioration of a debt instrument’s credit soundness and a perceived greater likelihood of risk or default by the issuer. In addition, credit spreads in general, or for a particular quality of instruments, may widen due to the anticipation of deteriorating economic conditions, with widening tending to be greater for lower grade instruments. A widening of spread for an instrument generally will result in a reduction in the market value of the instrument.

High Yield Risk — Debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds). Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower quality debt securities.

Gold and Other Precious Metals Risk — The Fund is susceptible to specific political and economic risks affecting the price of gold and other precious metals (e.g., silver) including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals.

Although the risks related to investing in gold and other precious metals (e.g., silver) directly are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold and other precious metals results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Finally, although not currently anticipated, if gold in the future were held in a book account, it would involve risks of the credit of the party holding the gold.

These investments also involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of precious metals; (2) the concentration of precious metal supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of precious metals; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making these investments, if, as a result, it fails to qualify as a “regulated investment company” under the Internal Revenue Code.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and ETPs, its performance will be affected by the performance of those other investment companies.

Investments in other investment companies are subject to the risks of the other investment companies’ investments. In addition, the Fund will pay a proportional share of the fees and expenses of the other investment companies in addition to its own fees and expenses and, as a result, shareholders will be subject to two layers of fees and expenses.

Risks of Investing in ETPs. Investing in an ETP exposes the Fund to all of the risks of that ETP’s investments. The Fund will also bear its pro rata portion of the expenses of the ETPs in which it invests, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in ETP shares may exceed the costs of investing directly in its underlying investments. An ETP that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities or other assets in the index. The value of an ETP based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETPs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETP shares may not develop or be maintained. The market value of shares of ETPs may differ from their NAV. In addition, certain of the ETPs in which the Fund may invest are not registered as investment companies under the 1940 Act. Therefore, the Fund’s investments in such unregistered ETPs will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies.

The Fund may also invest in ETPs that are leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such ETP shares and therefore magnify the Fund’s leverage risk. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in shares of ETPs that are leveraged may expose the Fund to higher volatility in the market value of such investments and the possibility that the Fund’s long-term returns on such investments (and, indirectly, the long-term returns of the Common Shares) will be diminished.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges the Fund has entered into to be rendered useless, resulting in the Fund having full currency exposure while incurring transaction costs.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market in connection with the 2008 financial crisis, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the price of the Common Shares, may be subject to greater volatility. The risks associated with the Fund’s use of futures contracts include: (1) market conditions that may not always create a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (2) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (3) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (4) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (5) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Recent Market Events Risk — While interest rates were historically low in recent years in the United States and abroad, inflation rates have recently risen significantly, and the Federal Reserve and other central banks have begun aggressively raising interest rates to address inflation. A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. In addition, the impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of Fund’s investments and could negatively impact Fund performance. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security. Geopolitical and other risks, including environmental and public health, also may add to instability in world economies and markets generally. Russia’s recent assertion of its influence in its surrounding region, including military, cyber and espionage actions in Ukraine, increases the likelihood of broad-based sanctions by the U.S. and other countries. Financial markets in Russia especially are at risk of significant disruption, with potentially wider impacts both regionally and globally especially in sectors (such as energy) where Russian companies are important market participants.

COVID-19 continues to spread globally and has resulted in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, unprecedented levels of high unemployment, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including liquidity, in general in ways that cannot necessarily be foreseen at the present time. The impact of COVID-19 and other infectious diseases in developing or emerging market countries may be greater for a variety of reasons. Public health crises, including those caused by COVID-19, may exacerbate pre-existing political, social and economic risks in certain countries.

Regulation and Government Intervention Risk — The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed income, commercial paper and other markets and providing tax breaks, among other actions. Such actions may have unintended and adverse consequences, such as causing or contributing to an increased risk of inflation. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Legal, Tax, and Regulatory Risk — Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (the “IRS”) and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Commodities Related Investments Risk” above. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

Anti-Takeover Provisions Risk — The Declaration of Trust and the Fund’s Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund t to open-end status or to change the composition of the Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Market Risk — All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

Market Disruption and Geopolitical Risk — The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute their respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

Credit and Interest Rate Risk — All debt obligations are subject to credit risk and interest rate risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a debt instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of three years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 3%.

The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent a Fund from providing a positive yield. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. When interest rates fall, the Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and a Fund may have to invest the proceeds in securities with lower yields. In addition, there is risk of significant future rate moves and related economic and market impacts. The rapid development and fluidity of these or other events may affect the economies of many nations, individual companies and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time.

Leverage Risk — The use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the Common Shares. The use of leverage in a declining market will likely cause a greater decline in Common Share NAV, which may result at a greater decline of the Common Share price, than if the Fund were not to have used leverage. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. See “Leverage.”

The Fund pays a management fee to the Adviser for investment advisory services based on a percentage of the Fund’s Managed Assets. The Adviser will base the decision regarding whether and how much leverage to use for the Fund based on their assessment of whether such use of leverage is in the best interests of the Fund. However, the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore the Adviser’s fees means that they may have a conflict of interest in determining whether to use or increase leverage. The Adviser will seek to manage that potential conflict by leveraging the Fund (or increasing such leverage) only when they determine that such action is in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board of Trustees.

Warrants Risk — Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by a Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right. Warrants involve the risk that the Fund could lose the purchase value of the warrants if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration date because warrants cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

MANAGEMENT OF THE TRUST

Board of Trustees and Executive Officers

The Board of Trustees oversees the Fund’s management, including supervision of the duties performed by the Adviser. The Board of Trustees currently consists of six members, five of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Board of Trustees elects our officers, who serve at the discretion of our Board of Trustees and are responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee, and an Executive Committee and may establish additional committees in the future.

The names and business addresses of the Fund’s Trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

The Adviser of the Fund is First Eagle Investment Management, LLC, a registered investment adviser. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, other pooled vehicles, corporations, and major retirement plans. As of June 30, 2022, the Adviser had over $100.3 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The Adviser is responsible for overseeing the Fund’s overall investment strategy and its implementation. The Adviser is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund.

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Fund are as follows:

Matthew McLennan, Kimball Brooker, Jr., Manish Gupta, Julien Albertini, and Matthew Lamphier manage the Fund.

Matthew McLennan joined First Eagle in September 2008 and is co-head of the Global Value team. Previously, Matthew worked for Goldman Sachs Asset Management (GSAM) in London, where he served as co-portfolio manager of Global Equity Partners, a group he co-founded in 2003 that ran a focused global equity portfolio for offshore private wealth clients. Earlier in his career, Matthew was equity chief investment officer of the Investment Strategy Group for Goldman Sachs’ private client business. He joined Goldman Sachs in Sydney in 1994. Matthew started his career in 1991 in Brisbane, Australia, with the Queensland Investment Corporation and was ultimately responsible for the firm’s international equity exposure. He was born in Rabaul, Papua New Guinea, and grew up in Queensland, Australia. He received his bachelor of commerce with first class honors and master of international commercial law from the University of Queensland.

Kimball Brooker is co-head of the Global Value team and portfolio manager of the Global Value strategy. He is also a senior research analyst covering banks, financial services and holding companies. Prior to joining First Eagle in January 2009, Kimball was chief investment officer of Corsair Capital, a multi-billion-dollar private equity firm spun off from J.P. Morgan. Kimball began at Corsair in 1994, when he joined J.P. Morgan as an associate in the investment banking department’s private equity group. Kimball launched his career in 1992 as a financial analyst at Lazard Frères & Co. He earned a BA from Yale University and an MBA from Harvard University.

Manish Gupta is portfolio manager of the Global Value strategy, as well as a senior research analyst on the Global Value team covering technology (hardware, equipment, software & services). Prior to joining First Eagle in October 2009, Manish was an equity research analyst at Cantillon Capital Management, where he covered technology, professional and commercial services, transportation and select industrials. Before entering financial services, Manish worked in the technology sector, first as an intern at Microsoft Corporation and then for six years as a software engineer at Cisco Systems. Manish earned a bachelor of technology degree from the Institute of Technology BHU in Varanasi, India, an MS in computer science from The University of Texas at Austin and an MBA from Columbia Business School.

Julien Albertini is portfolio manager of the Global Value strategy. He is also a senior research analyst on the Global Value team covering beverages, healthcare and commercial services. Prior to joining First Eagle in April 2013, Julien worked as a global equity research analyst for Tiger Veda LP, a long/short equity hedge fund based in New York. Previously, he was a research analyst with Generation Investment Management in London. Julien began his career in 2003 in the investment banking division of Banque Rothschild in Paris subsequently spent four years with Morgan Stanley in London. He earned a master’s degree from ESSEC in Paris and an MBA from Columbia Business School, where he was part of the Value Investing Program. He is fluent in French.

Matthew Lamphier joined the Adviser in May 2007 and is the director of research for the Global Value team. Matthew also serves as portfolio manager of the Adviser’s U.S. Value strategy with Matthew McLennan and Kimball Brooker. Matthew previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust, and, most recently, at Trilogy Global Advisors. Matthew is a graduate of the U.S. Air Force Academy and received an MBA with honors from the University of Chicago Booth School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and the ownership of Fund securities by each portfolio manager.

Investment Advisory Agreement

Under the Fund’s investment advisory agreement with the Adviser, subject to the supervision of the Fund’s Board, the Adviser is responsible for managing the investment operations of the Fund and the composition of the Fund’s portfolio in accordance with the Fund’s investment objective, policies, and restrictions. The Adviser will receive an annual fee, payable monthly, in an amount equal to 1.15% of the average daily value of the Fund’s Managed Assets.

The basis for the Board of Trustees’ initial approval of the Fund’s investment advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, for an initial two-year period and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that the Adviser may render services to others. The Fund’s investment advisory agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Fund’s investment advisory agreement will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the investment advisory agreement.

Other Expenses of the Fund

Under the terms of the Fund’s investment advisory agreement, except for the services and facilities provided by the Adviser as set forth therein, the Fund pays (or reimburses the Adviser if it pays) all other expenses of the Fund, including, without limitation: brokers’ fees and commissions or other portfolio transaction expenses incurred by or for the Fund; legal or auditing expenses of the Fund or related to investments and assets of the Fund; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, or repurchase of the Fund’s securities; legal, marketing, printing, accounting and other expenses associated with any future share offerings following the Fund’s initial offering; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; expenses associated with tender offers and other share repurchases and redemptions; federal and state registration fees; the Fund’s fidelity bond; the cost of preparing and distributing (as applicable) reports and notices to stockholders, financial statements and maintaining books and records, costs of preparing tax returns, costs of compliance with the Sarbanes-Oxley Act of 2022, as amended, and attestation and costs of filing reports or other documents with the U.S. Securities and Exchange Commission (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agents; the fees or disbursements of custodians of the Fund’s assets; administration fees payable under any administration agreement and any sub-administration agreements, including related expenses; any necessary insurance premiums; costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person and indemnification or contribution expenses payable by the Fund to any person and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; direct fees and expenses associated with independent audits, agency, consulting, information technology and legal costs; the costs of specialty and custom software expense for monitoring risk, compliance and overall investments; the costs of any reports, proxy statements or other notices to the Fund’s shareholders (including printing and mailing costs); except as otherwise required by the 1940 Act, the costs of any shareholders’ meetings, including fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters; fees and expenses of trustees that are not affiliated with the Adviser; costs of hedging; commissions and other compensation payable to brokers or dealers; and all other charges and costs of the Fund’s operations. In addition, the Fund will reimburse the Adviser or its affiliates for the costs and expenses incurred in providing certain additional non-investment advisory administrative, accounting, operations, legal, compliance and other services to the Fund, including overhead and personnel costs associated with such services, subject to the review and oversight of the Board of Trustees.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Board of Trustees has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Accordingly, the Adviser has adopted valuation procedures for the Fund and has appointed the Adviser’s Valuation Committee (the “Valuation Committee”) with the day-to-day responsibility for fair value determinations. The Board of Trustees oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

In determining the Fund’s NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that the Fund realizes upon the sale of an instrument. Non-U.S. investments and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded investments whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. investments. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when the Fund’s NAV is calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of the Adviser, a price is unreliable, a portfolio instrument may be fair valued in good faith. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

DISTRIBUTIONS

The Fund currently intends to declare monthly distributions stated in terms of a fixed cents per Common Share that will be composed of net investment income and supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. The Fund will implement the managed distribution plan pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder that permits the Fund to include long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). The Fund will seek to establish a Common Share distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund’s Common Shares over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized for the year. It is anticipated that under the distribution policy the minimum annual distribution rate with respect to the Common Shares would be independent of the Fund’s performance as to any particular period but would be expected to correlate with the Fund’s performance over time. The Adviser, in making such projections, may consider long-term historical returns and a variety of other factors.

If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In order to raise cash for such distributions, the Fund expects to sell portfolio securities. Such portfolio sales may occur at a time when independent investment judgment might not otherwise have dictated such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized capital gains not distributed during the year.

The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position either to increase the distribution rate or to distribute supplemental amounts to Common Shareholders, or both. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its assets to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s Common Share distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” At the same time that it pays a monthly distribution, the Fund will post on its website (                ), and make available in written form to holders and beneficial holders of its Common Shares, a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) for each taxable year through its managed distributions or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of any retained gain (provided that the Fund designates such retained gain for inclusion by such Common Shareholder), will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund may treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total Common Share distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess will generally be treated by Common Shareholders as return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis (but not below zero), which could result in more taxable gain when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly Common Share distributions at any time upon notice to Common Shareholders, upon a determination by the Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will automatically be enrolled in the Plan. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as agent for each participant in the Plan. The Plan Agent will automatically reinvest the Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described in the Plan as of the first record date for a Distribution by the Fund to Common Shareholders following the date on which the participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each participant will have all Distributions, net of any applicable U.S. withholding taxes, on such participant’s Common Shares automatically reinvested in additional Common Shares, unless such participant elects to receive such Distributions in cash. In the case of Common Shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Registered Common Shareholders who wish to receive Distributions in cash, whether following such participant’s initial purchase of Common Shares or after having been a participant in the Plan for some period, should so notify the Plan Agent online at www.astfinancial.com, by calling 1-877-864-4834, or by writing to the Plan Agent at P.O. Box 922, Wall Street Station, New York, NY 10269-0560. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. Registered participants in the plan may terminate their participation in the Plan by notifying the Plan Agent online at www.astfinancial.com, by calling 1-877-864-4834, or by completing and returning the transaction form attached to each Plan statement and sending it to the Agent at P.O. Box 922, Wall Street Station, New York, NY 10269-0560. A termination of participation in the Plan will be effective with respect to a particular Distribution if the participant’s notice is received by the Plan Agent at least ten (10) days prior to such Distribution payment date.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date for a Distribution, the NAV per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Plan Agent shall cause the Distribution to be invested by receiving newly issued Common Shares, including fractions, from the Fund for each participant’s account. The number of newly issued Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the NAV per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

(2)

Except as provided below, if the NAV per Common Share of the Fund exceeds the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, the Plan Agent (or a broker-dealer selected by the Plan Agent) shall endeavor to apply the amount of such Distribution on such participant’s Common Shares to purchase Common Shares of the Fund on the open market. The Plan Agent may commingle all participants’ amounts to be used for open market purchases of the Fund’s Common Shares.

The market price of Common Shares of the Fund on a particular date shall be: (i) the last sales price on the securities exchange where the Common Shares are listed on that date; (ii) if there is no sale on such securities exchange on that date, the mean between the closing bid and asked quotations on such securities exchange; or (iii) if there is only a bid price on such date, such bid price. The NAV per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.

The Plan Agent provides confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. The Plan Agent’s service fee for handling Distributions will be paid by the Fund. If a participant elects by written notice to the Plan Agent to sell part or all of the Common Shares held by the Plan Agent in the participant’s account and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Additional information about the Plan may be obtained from the Plan Agent by calling 1-877-864-4834, or by writing to the Plan Agent at P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have no par value. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration of Trust provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred

Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Board is authorized to classify and reclassify any unissued shares into one or more additional classes of shares. The Board may establish such class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class but the Board may not change any outstanding shares in a manner materially adverse to such shareholders. The Board, without shareholder approval, is authorized to amend the Fund’s Declaration of Trust and By-Laws to reflect the terms of any such class.

A declaration of a dividend or other distribution on or purchase or redemption of any Common Shares or Preferred Shares of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, or (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the SEC.

Common Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Common Shareholders upon liquidation of the Fund. The Fund’s Agreement and Declaration of Trust provides that the Trustees have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from a shareholder from declared but unpaid dividends owed to such shareholder and/or by reducing the number of shares in the account of such shareholder.

We anticipate that the Fund’s Common Shares will be approved for listing on the NYSE and will trade under the ticker symbol “FEGL.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic circumstances, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than NAV in the future. See “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus and in the SAI.

The following provides information about the Fund’s outstanding Common Shares as of September 19, 2022:

Title of Class	Authorized Amount	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	None	None	(1)

(1)

Prior to this offering of Common Shares, the Adviser will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore will own 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of this offering of Common Shares.

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration of Trust.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Any Preferred Shares issued by the Fund will have priority over the Common Shares. For so long as any Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

Distribution Preference

Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s Board of Trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s Trustees, and the remaining Trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’

dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or (2) authorize or issue any class ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

Senior Securities Representing Indebtedness

The Fund’s Declaration of Trust authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such senior securities debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

Should the Fund have outstanding any “senior securities representing indebtedness,” the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the asset coverage of such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300%. Additionally, the Fund will generally not be permitted to declare dividends or other distributions on its Common Shares unless, at the time of such declaration or distribution, the asset coverage applicable to such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the dividend or distribution amount) is at least 300%. Further, the 1940 Act (in certain circumstances) grants to the holders of such senior securities representing indebtedness (1) the right to declare a default, and (2) certain voting rights, in the event that specified asset coverage levels on such senior debt securities are not maintained. Specifically, in accordance with Section 18 of the 1940 Act, it shall be deemed an event of default if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for 24 consecutive calendar months. In addition, senior debt security holders will be permitted to elect at least a majority of the Fund’s Trustees if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for a 12 calendar month period. These voting rights will continue until such asset coverage equals at least 110% on the last business day of each month for three consecutive calendar months. The provisions described in this paragraph do not apply, however, to bank or other privately arranged debt that is not intended to be publicly distributed.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

The Fund’s Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board has considered these provisions and concluded that they are in the best interests of the Fund.

The Board is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause (1) at any time by a written instrument signed by at least two-thirds of the then Continuing Trustees, specifying the effective date of removal, or (2) by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least two-thirds of the Outstanding Shares (as defined in the Declaration of Trust) entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose. “Continuing Trustee” means a Trustee who has either (a) been a member of the Board of Trustees for at least thirty-six months (or since commencement of the Trust’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board of Trustees. Any Trustee who dies will be automatically removed upon death.

In addition, subject to certain exceptions, the Declaration of Trust requires the affirmative vote of at least 75% of the Outstanding Shares entitled to vote of the Fund on the matter for the Fund to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets, upon the terms and conditions authorized by a majority of the Continuing Trustees; provided, however, that if such action has been approved by the affirmative vote of at least 75% of the Continuing Trustees then in office, then the affirmative vote of a majority of the outstanding voting securities of the Fund is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Continuing Trustees followed by a favorable vote of the holders of at least 75% of the Outstanding Shares of each affected class, voting as separate classes (or a majority of the outstanding voting securities if the amendment was previously approved by 75% of the Continuing Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

In addition, the Declaration of Trust requires the affirmative vote or consent of a majority of the then Continuing Trustees followed by the affirmative vote or consent of the holders of at least 75% of the Shares of each affected class of the Fund outstanding, voting separately as a class, to approve certain transactions with a Principal Shareholder (as defined below), unless at least 75% of the Continuing Trustees have approved a memorandum of understanding with such Principal Shareholder, in which case a majority of the Outstanding Shares entitled to vote shall be required. For purposes of these provisions, a “Principal Shareholder” refers to any person or entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the Outstanding Shares of the Fund or any class of the Fund; provided, however that none of the Adviser, its affiliates or associates shall constitute a Principal Shareholder. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•

the issuance of any securities of the Fund to any Principal Shareholder for cash (other than (y) any such issuance that has been approved by at least eighty percent of the Continuing Trustees or (z) pursuant to any automatic dividend reinvestment plan); or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

Notwithstanding the termination of the Fund described under the heading “LIMITED TERM AND ELIGIBLE TENDER OFFER” below, the Fund may be dissolved and terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

The Fund’s Declaration of Trust and By-Laws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws, except for any By-Law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-Laws or applicable law. The Declaration of Trust provides that the Trustees may not alter or amend the percentage of voting Outstanding Shares required to approve an amendment or action that requires a specific shareholder vote under the Declaration of Trust or the By-Laws unless an equivalent vote has authorized such amendment.

The Fund’s By-Laws provide that the affirmative vote of a majority of the Outstanding Shares entitled to vote shall elect a trustee; provided, that if the Declaration of Trust or applicable law requires that a trustee be elected by individual classes, then the affirmative vote of a majority of the Outstanding Shares entitled to vote of that class shall elect a trustee. If an annual meeting (the “Current Annual Meeting”) is called for the purpose of considering the election of a Trustee whose term is expiring at the time of such annual meeting (an “Expiring Term Trustee”) or such Expiring Term Trustee’s successor, and the Expiring Term Trustee is not elected and such Expiring Term Trustee’s successor is not elected and qualified (in either case, because the required vote or quorum is not obtained, or otherwise), then such Expiring Term Trustee shall remain a member of the relevant class of Trustees, holding office until the annual meeting held in the third succeeding year following the year set for the Current Annual Meeting in the initial notice thereof and until the election and qualification of such Expiring Term Trustee’s successor, if any, or until such Expiring Term Trustee sooner dies, resigns, retires or is removed from office.

The Fund’s By-Laws provide that shareholders may only make proposals regarding underlying matters on which they are entitled to vote. In addition, nominations of persons for election as a trustee and the proposal of other business may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record at the time of giving notice required by the Fund’s By-Laws and who held shares continuously until the time of the annual meeting (the “Holding Period”), and who is entitled to vote at the annual meeting. Other than nominations of persons for election as a trustee, shareholders proposing other business must hold, together with any other shareholders proposing such business, at least 5% of the Outstanding Shares of the Fund or 5% of the Outstanding Shares of the class to which the proposal relates continuously through the Holding Period.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including (a) as to the shareholder giving notice and the beneficial owners, if any, on whose behalf the nomination is made (i) the name and address of the shareholder, as they appear in the Fund’s books, and of the beneficial owner, (ii) information regarding the shares held by the shareholder, (iii) a description of all arrangements, agreements or understandings between the shareholder and any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, (iv) a representation, which is complied with, that the shareholder is a shareholder of record of the Fund and entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation, which is complied with, that the shareholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to shareholders entitled to cast the requisite number of votes to approve or adopt the proposal or elect the nominee, and (vi) any other information relating to the shareholder and beneficial owner, if any, that must be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act and the rules and regulations promulgated thereunder; (b) as to each person the shareholder proposes to nominate for election as trustee, information regarding the candidate’s background and qualifications to serve as trustee, a consent to be named as a nominee and to serve as a trustee if elected, information regarding the shares held by the candidate and any transactions or arrangements entered into by the candidate with respect to such shares, a representation as to whether the candidate meets all applicable legal requirements relevant to service as a trustee, and any other information that would be helpful in evaluating the candidate; and (c) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.

The Declaration of Trust also contains provisions regarding derivative and direct claims of shareholders. Under the Declaration of Trust, shareholders of the Fund may not bring a derivative action to enforce the right of the Fund unless certain conditions are met, including that, prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board requesting that the Board cause the Fund to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand and requires at least 10% of the shareholders of the Fund to join in bringing any derivative action. Within a reasonable time after the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Fund. If the demand for derivative action has been considered by the Board, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund (or class, as applicable), the complaining shareholders shall be barred from commencing the derivative action.

The Declaration of Trust further provides that a group of shareholders may not bring or maintain a direct action or claim for monetary damages against the Fund or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless shareholders who hold at least 10% of the Outstanding Shares of the Fund have obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of shareholders or shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days of its receipt by the Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Fund or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made in their business judgment and shall be binding on all shareholders.

These provisions in the Declaration of Trust regarding derivative and direct claims of shareholders do not apply to claims made under the U.S. federal securities laws.

In addition, the Fund’s By-Laws include an exclusive forum provision which states that, unless the Fund consents in writing to the selection of an alternative forum, the U.S. Federal District Courts will be the sole and exclusive forum for any suit, action or proceeding arising under any federal securities laws. The By-Laws further provide that any other suit, action or proceeding (i.e., those not arising under the federal securities laws) must be brought in the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, unless the Fund consents in writing to the selection of an alternative forum. These exclusive forum provisions may increase costs for a shareholder to bring a claim or may limit a shareholder’s ability to bring a claim in a judicial forum that they find convenient or favorable. Further, the enforceability of an exclusive forum provision is questionable. The Fund’s By-Laws also require that a shareholder’s right to a jury trial be irrevocably waived to the fullest extent permitted by law in any suit, action, or proceeding brought in any such court. This waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust and By-laws on file with the SEC for the full text of these provisions.

The Delaware Statutory Trust Act (the “Delaware Act”) was recently amended to include control share acquisition provisions (the “Control Share Statute”), which is considered an anti-takeover provision. The Control Share Statute automatically applies to holders of “control shares” of the Fund, without any action required on the part of the Fund or its Board of Trustees to “opt in” to these provisions. The Control Share Statute provides closed-end funds like the Fund, which are registered under the 1940 Act and have shares listed on a national securities exchange, with the ability to limit the influence of large shareholders by limiting voting rights when a person acquires ownership of shares that are equal to or greater than certain specified percentages of the fund’s total voting power (“control shares”). Specifically, under the Control Share Statute, subject to certain exceptions, holders of control shares acquired in a control share acquisition have no voting rights with respect to such shares except to the extent approved at a special shareholder meeting by the affirmative vote of two-thirds of all disinterested shares entitled to be cast on the matter. This vote cannot be modified by the Board of Trustees or the Fund’s governing documents. The holder of control shares seeking to vote such shares must request a special meeting of shareholders pursuant to the procedures contained in the Control Share Statute. The Control Share Statute permits the Board of Trustees to eliminate the application of the Control Share Statute to the acquisition of control shares specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any class of shares at any time.

The Control Share Statute generally defines “control shares” as shares that, if aggregated with all other shares that are either owned by a person or an “associate” of that person, would entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power in electing trustees above various thresholds of voting power starting at 10%. “Associate” means (i) any other person (other than the Fund or a subsidiary of the Fund) of which such person is an officer, director or partner or is, directly or indirectly, the holder of 10% or more of any class of equity securities; (ii) any entity in which such person has a substantial beneficial interest or as to which such person serves as a director, trustee or in a similar fiduciary capacity; (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a trustee or officer of the statutory trust or any of its affiliates; or (iv) any other person that (a) directly or indirectly controls, is controlled by or is under common control with the person specified, which includes any investment fund or other collective investment vehicle that has the same investment adviser as the person specified; (b) is acting as an investment adviser with regard to any person specified that is an investment fund or other collective investment vehicle; or (c) is acting or intends to act jointly or in concert with the person specified.

On February 18, 2022, the U.S. District Court for the Southern District of New York granted judgment in favor of a plaintiff’s claim for rescission of a control share provision in the bylaws of certain closed-end funds that are Massachusetts business trusts and the plaintiff’s declaratory judgment claim, and declared that the funds’ control share bylaw provision violates Section 18(i) of the 1940 Act. Unlike the Delaware Control Share Statute, the statute at issue in this case did not automatically apply to holders of the closed-end funds’ shares. Instead, the closed-end funds “opted in” to the Massachusetts control share legislation. The closed-end funds have appealed the district court’s decision. It is possible that a court could decide that the ruling in this case applies to the provisions of the Delaware Control Share Statute, which may render some or all of the provisions described above inapplicable.

COMMON SHARE REPURCHASE PLAN

The Fund intends to implement a Repurchase Plan with respect to the Fund’s Common Shares for a limited period following the Fund’s initial public offering in an attempt to provide additional liquidity in the marketplace for the Fund’s Common Shares. The Repurchase Plan is currently expected to commence approximately 60 calendar days following the date on which the overallotment period ends and terminate on the earlier of (i) 90 calendar days after the commencement of the Repurchase Plan, or (ii) the date on which the Fund has purchased under the Repurchase Plan 10% of the Common Shares issued in this offering prior to any exercise of the overallotment option. The Repurchase Plan will permit a broker-dealer acting as the Fund’s agent to repurchase in the open market the Fund’s Common Shares on the Fund’s behalf when the Common Shares are trading at or below a specified level of discount to NAV. Under the Repurchase Plan, on any day that shares are repurchased, the Fund’s agent may repurchase the Fund’s shares in an amount up to the maximum number of Common Shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the Common Shares over the trailing four week period. The date of commencement of the Repurchase Plan and the repurchases of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 under the 1934 Act and other applicable laws, including Regulation M, which may prohibit the commencement repurchases under certain circumstances.

In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan will be made by the Fund at a discount to then current NAV of the Common Shares and therefore would be accretive to the NAV of the remaining Common Shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the Common Shares in comparison to their NAV. However, there can be no assurance that repurchases of Common Shares under the Repurchase Plan will cause the Common Shares to trade at a price equal to or in excess of NAV or prevent or reduce any trading discount. Although there is no current expectation or assurance that the Fund will repurchase Common Shares at any time following the Repurchase Period, which may result in a decline in the market price of the Common Shares following the conclusion of the Repurchase Period, the Board of Trustees reserves the right to extend the Repurchase Period or authorize additional repurchases of Common Shares by the Fund at some time after the conclusion of the Repurchase Plan if the Board of Trustees determines such repurchases are in the best interests of the Fund and the Common Shareholders. Also, any acquisition of Common Shares by the Fund would decrease the assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Further, the Fund may be required to liquidate portfolio investments at an inopportune time or price in order to fund share repurchases under the Repurchase Plan and will incur related transaction costs borne by the remaining Common Shareholders. See “Risks—Repurchase Plan Risk.”

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Declaration of Trust provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the twelfth anniversary of the effective date of the initial registration statement of the Fund, which is currently anticipated to be Stated Termination Date; provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term (1) once for up to one year, and (2) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

Eligible Tender Offer.    If the Eligible Tender Offer is completed, Common Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the Termination Threshold based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks — Limited Term and Tender Offer Risks.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Fund to have a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the 1934 Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation.    Unless the Fund’s existence is continued without limitation of time, as described under “ — Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

The Adviser will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, the Adviser intends to seek investments that it reasonably expects can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, the Adviser expects to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objective or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Any such liquidating trust is not expected to be a registered investment company. In addition, interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing. See “Repurchase of Common Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Common Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to NAV.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Stradley Ronon Stevens & Young, LLP, counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other entity treated as a pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax on the portion of its investment company taxable income and net recognized capital gains that it distributes to Common Shareholders.

The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you will be taxable dividends. In addition to ordinary dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain. Taxable distributions are taxable whether or not such distributions are received in cash or reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum rate of 20%.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year on income or gains that it timely distributes to shareholders. As described in “Distributions” above, the Fund may retain for investment a portion of its net investment income and some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it generally will be subject to tax at the regular corporate income tax rate on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The sale or exchange of Common Shares, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, normally will result in capital gain or loss to Common

Shareholders in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to Common Shareholders than it actually distributes. There can be no assurance that the Fund will be eligible to pass through foreign tax credits in any given year.

The Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 24% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Fund.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

ADDITIONAL INFORMATION ON RISKS

The following provides additional information regarding the Fund’s risks. Additional information about the Fund and its risks can also be found in the Fund’s SAI.

Global Economic Risk — National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — further downgrade of U.S. government securities, and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Sovereign Government and Supranational Debt Risk — Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Private Investment Funds — The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the 1940 Act, and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests.

Preferred Stock Risk — Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation.

Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for a Fund and may cause the preferred stock to lose substantial value.

Corporate Bond Risk — Corporate bonds, which are debt instruments issued by corporations to raise capital, may have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment. To the extent the Fund holds below investment-grade corporate bonds, such bonds are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Prepayment Risk — During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to Common Shareholders. This is known as prepayment or “call” risk. High yield securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk — Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income instruments at market interest rates that are below the Fund portfolio’s current earnings rate.

Restricted and Illiquid Investments Risk — The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Active Management Risk — The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

Changes in Debt Ratings Risk — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Distribution Risk — Subject to the approval of the Board of Trustees and the exemptive relief described in “Distributions,” the Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.

Hedging Risk — The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the

Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Inflation Risk — Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

LIBOR Risk — The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for variable interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates were phased out at the end of 2021 as intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which the Fund invests cannot yet be determined. Although Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate (“SOFR”) as the intended replacement to USD LIBOR, foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average (“SONIA”) and other replacement rates, which could also be adopted. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the Fund’s investments, performance, financial condition, or NAV.

Securities Issued in PIPE Transactions Risk — The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are securitized borrowing by the Fund from the security purchaser. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Reverse Repurchase Agreements Risk — The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Unrated Investments Risk — The Fund may purchase investments that are not rated by any rating organization. Unrated investments determined by the Adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. The Adviser may, after assessing such investments’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated investments may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated investments, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated investments.

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised. The Fund and Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and/or Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, Common Shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund or Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Potential Conflicts of Interest of the Adviser and Others — The investment activities of First Eagle, which includes First Eagle Holdings, Inc. and its subsidiaries and other affiliated entities, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. First Eagle provides investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. Subject to the requirements of the 1940 Act, First Eagle intends to engage in such activities and may receive compensation from third parties for their services. First Eagle is not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, First Eagle may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. First Eagle has adopted policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest and the way in which First Eagle addresses such conflicts, please see “Conflicts of Interest” in the SAI.

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through [●]; and [●] as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter	Number of Common Shares
[●]	[●]

Total	[●]

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [●] Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of up to $[●] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [●]% of the total public offering price of the Common Shares sold in this offering. See “—Compensation to be Paid by the Adviser,” below. The Representatives have advised the Fund that the Underwriters may pay up to $[●] per Common Share from such compensation to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[●] per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before [●].

The Adviser (and not the Fund) will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. It is anticipated that the Fund’s Common Shares will be approved for listing on the NYSE and will trade under the trading or ticker symbol “FEGL.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of Preferred Shares or (3) pursuant to the Fund’s dividend reinvestment plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

[Certain employees of the Adviser and their affiliates, who have indicated an interest in purchasing Common Shares in this offering have agreed that for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that in such party may sell or otherwise dispose of Common Shares pursuant to certain limited exceptions. The Representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time.]

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

COMPENSATION TO BE PAID BY THE ADVISER

The Adviser (and not the Fund) has agreed to pay from its own assets, underwriting compensation of up to $ [●] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [●] % of the total public offering price of the Common Shares sold in this offering. Such per share underwriting compensation payable by the Adviser may be reduced with respect to the purchase of Common Shares by certain types of investors, including employees of the Adviser and its affiliates or strategic partners; individuals purchasing Common Shares through certain types of fee-based advisory accounts; and individuals purchasing Common Shares through accounts with certain registered investment advisors.

The Adviser (and not the Fund) has also agreed to pay, from its own assets, to each of [●], a structuring fee for advice relating to the structure, design and organization of the Fund and/or for services related to the sale and distribution of the Fund’s Common Shares in the amount of $ [●], respectively. If the over-allotment option is not exercised, the fee paid to each of [●] will not exceed [●], respectively, of the total public offering price of the Common Shares sold in this offering.

In addition, the Adviser (and not the Fund) has also agreed to pay, from its own assets, to each of [●] and [●] an upfront fee for advice relating to the structure, design and organization of the Fund and/or for services related to the sale and distribution of the Fund’s Common Shares, $[●], respectively. If the over-allotment option is not exercised, the fee paid to each of [●] will not exceed [●]%, respectively, of the total public offering price of the Common Shares sold in this offering.

Additionally, the Adviser (and not the Fund) may pay, from its own assets, certain other qualifying underwriters a structuring fee, sales incentive fee or other additional compensation in connection with the offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the underwriting compensation payable by the Adviser, the structuring fees, all forms of additional payments to the Underwriters and certain other expenses will not exceed [●] % of the total public offering price of the Common Shares sold in this offering.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets and the Subsidiary’s assets is JPMorgan (the “Custodian”), whose principal business address is 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245. The Custodian will be responsible for, among other things, custodial, fund accounting, settlement, asset servicing and other associated services. The Fund’s transfer, shareholders services, dividend disbursement agent, and dividend reinvestment plan agent is AST is located at 6201 15th Avenue Brooklyn, NY 11219.

ADMINISTRATION AND ACCOUNTING SERVICES

JPMorgan will provide certain administration and accounting services to the Fund pursuant to an Addendum and Joinder to an Amended and Restated Fund Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, JPMorgan will provide the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other compliance and financial reporting services. For these and other services it provides to the Fund, JPMorgan is paid a monthly fee from the Fund at an annual rate ranging from [●]% to [●]% of the Fund’s net assets, along with an annual fixed fee ranging from $[●] to $[●] for the services it provides to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], whose principal business address is [●], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Delaware law on the opinion of [                ]. Certain legal matters in connection with the Common Shares will be passed upon for the Underwriters by [                ].

[●] SHARES

FIRST EAGLE GLOBAL OPPORTUNITIES FUND

Common Shares

$20.00 per Share

PROSPECTUS

[●], 2022

Dealer Prospectus Delivery Obligation

Until                      , 2022, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2022

First Eagle Global Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Global Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [●], 2022. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 937-5449, by writing to the Fund at [●], or from the Fund’s website [●]. The information contained in, or that can be accessed through, the Fund’s website is not part of the prospectus or this SAI. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [●], 2022.

INVESTMENT OBJECTIVE AND RESTRICTIONS

The following information supplements the discussion of the Fund’s investment objective, policies and restrictions in the prospectus. Under normal circumstances, the Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objective

The Fund is a newly organized, diversified, closed-end management investment company. The Fund seeks to provide total return through a combination of current income, current gains and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective or that our investment strategies will be successful.

The Fund’s investment objective is not a fundamental policy and, accordingly, may be changed by the Fund’s Board of Trustees (the “Board of Trustees”) without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

Investment Restrictions

Shareholder approval is required to change any Fund policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.

Portions of the Fund’s fundamental investment restrictions provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

In pursuing its investment objective, the Fund will not:

1.

With respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of the Fund’s net assets at the time of the borrowing. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.

Concentrate its investments, as such term is defined or interpreted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff;

4.

Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the SEC;

5.	Make loans, but this restriction shall not prevent the Fund from

(a)

buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

(b)

lending portfolio securities*, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

(c)	purchasing or selling loans or other direct debt instruments, including loan participations;

1

6.

Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

7.	Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8.

Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws); and

9.	Sell securities short or maintain a short position.

Restrictions 1 through 9 above (except the portions in parentheses) are treated as “fundamental.” With respect to the investment restriction relating to concentration set forth in 3 above, the 1940 Act does not define what constitutes “concentration.” The SEC staff has taken the position that investment of more than 25% of the Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of related industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

In addition, the Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, the Fund will not:

a.	Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

b.

Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production, exploration or transmission of oil, gas or other minerals;

c.

Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund’s net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund’s net assets would be invested in such unattached, unlisted warrants;

d.

Purchase certificates of deposit except to the extent deemed appropriate for short-term investment purposes or as a defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

Under normal circumstances, the Fund will generally invest at least 40% (unless market conditions are not deemed favorable by the Fund, in which case the Fund expects to invest at least 30%) of its net assets (plus any borrowings for investment purposes) in foreign investments. In addition, under normal circumstances, the Fund will invest in at least three different countries, which may include the U.S.

Bank custodians typically provide short-term credits to settle and clear fund transactions and then can request repayment by selling fund assets as needed. The Fund does not interpret their limitation on secured borrowings (in fundamental restriction 2 above) to restrict these customary and ordinary course trade settlement practices or other borrowings from the custodian or its affiliates that may give rise to claims on Fund assets under contractual or common law terms distinct from the granting of a security interest. Nor is the customary posting of collateral in connection with a currency or derivatives transaction generally considered a form of secured borrowing for this purpose.

*	The Fund has no present intention of lending its portfolio securities.

2

INVESTMENT POLICIES, TECHNIQUES, AND RISKS OF THE FUND

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, bank loans, derivatives, etc. For a discussion of the Fund’s risks, see “Risks” in the Fund’s prospectus.

Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain registered ETPs (as described below), subject to specialized SEC “exemptive orders” applicable to certain registered ETPs or rules under the 1940 Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a fund relying on the rule to invest in other investment companies, including registered ETPs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Exchange-Traded Funds and Other Exchange-Traded Products (collectively, “ETPs”). The Fund may invest in (or obtain exposure through the Subsidiary to) ETPs. ETPs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. ETP shares are sold initially in the primary market in a specified number of shares (e.g., 50,000) (“creation units”). Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions. The secondary market for ETP shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETP shares to be traded throughout the day close to the value of the ETP’s net asset value. The Fund would purchase and sell individual shares of ETPs in the secondary market. These secondary market transactions may require the payment of commissions.

ETP shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETP shares would be unable to sell them until trading is resumed. In addition, because ETPs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETP’s benchmark index could have a greater impact on the ETP and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETP is unable to replicate the performance of the chosen benchmark index. ETPs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETPs include the possibility that: (i) an ETP’s distributions may decline if the issuers of the ETP’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETP could be terminated. Should termination occur, the ETP could have to liquidate its portfolio when the prices

3

for those assets are falling. In addition, inadequate or irregularly provided information about an ETP or its investments, because many ETPs are passively managed, could expose investors in ETPs to unknown risks. In addition, certain of the ETPs in which the Fund may invest are not registered as investment companies under the 1940 Act. Therefore, the Fund’s investments in such unregistered ETPs will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies.

Private Investment Funds. The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the 1940 Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. To the extent the Fund invests in private investment funds, its performance will be affected by the performance of those private investment funds.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, the Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Lower-Rated Debt Instruments. The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s

4

Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category. The Adviser may also use internal ratings on unrated securities. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset backed securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated

5

may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid. Investing in trade claims exposes the Fund to various risks similar to those borne by a creditor. Investments in trade claims are also less liquid than investments in publicly traded securities, and there is no guarantee that the debtor will be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. Trade claims may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term,

6

continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Municipal Bonds. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Mortgage-and Asset-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline (see “Prepayment Risk” in the prospectus). When interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to potentially exhibit additional volatility. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of debt securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts,

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leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are also subject to the risk of prepayment (see “Prepayment Risk” in the prospectus) and to extension risk. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Derivative Transactions. The Fund may invest in options, futures and forwards and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives.

The Fund may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include foreign currency exchange contracts, options, futures, currency forward contracts, futures contracts, swap contracts, and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial indices, futures contracts and other assets. The Adviser may use derivatives for hedging and for investment purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Equity-Swap Contracts. The Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the

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counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. In certain circumstances swap collateral also may be exposed.

Special Risks of Over-the-Counter Derivative Transactions. OTC derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

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A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. The Fund generally covers its call options by holding, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). The Fund generally covers its put options by maintaining cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holding on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

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Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. The Fund will write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When the Fund writes a call option on a broadly based market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. The Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the OTC market. When purchased OTC, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may

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look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of any fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of any fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Gold and other Precious Metals. The Fund may invest directly in precious metals (such as gold, silver, platinum and palladium bullion), or purchase or sell contracts for their future delivery (“futures contracts”). The Fund currently intends, however, to primarily obtain exposure to gold and other precious metals through its investments in the Subsidiary. The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of the Fund’s investments in such securities also may be affected.

The risks of investing in precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a

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unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences.

The Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed and operated by the Fund to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities).

Although the Fund has contractual protections with respect to the credit risk of their custodian, precious metals held in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

Investments through a Subsidiary. The Fund may make investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). The Subsidiary may also invest in ETPs that hold or track the price of gold and other precious metals.

The Fund will invest in its Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodities and related instruments; however, the Subsidiary will, on an aggregate basis with the Fund, comply with the same 1940 Act requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund will comply with the capital structure and leverage requirements of Section 18 of the 1940 Act on an aggregate basis with the Subsidiary. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Subsidiary is advised by the Adviser, which complies with the provisions of Section 15 of the 1940 Act relating to investment advisory contracts as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this SAI, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Currency Exchange Transactions. The Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging

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involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Loans. The Fund may purchase or sell loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

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Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which the Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. The sale proceeds related to the sale of loans may not be available to make additional investments until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect the Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some

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cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Arbitrage Transactions. The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Unanticipated delays in an arbitrage transaction could cause the Fund to lose money.

Securities Issued in PIPE Transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Forward-Settled, When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “forward-settled,” “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by the Fund, may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Market Liquidity and Counterparty Credit Risks. The Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity

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into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. These investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Lending of Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the 1940 Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a

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loan of securities or may share the interest earned on collateral with the borrower. The Fund does not have a current intention of lending its portfolio securities.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986 as amended (the “Code”). REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Master Limited Partnerships. The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. The Fund will not be able to claim a deduction of up to 20% of “qualified publicly traded partnership income” generally available to non-corporate shareholders in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests. Absent any additional guidance, the law also does not allow non-corporate shareholders to claim a deduction in respect of Fund dividends attributable to any such income.

Oil and Gas Investments. The Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently,

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oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Value Investment Strategy. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Cyber Security and Information Technology Risk. The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the

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UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”), and on December 30, 2020, the Council of the European Union adopted a decision authorizing the signature of the Agreement and its provisional application for a limited period between January 1, 2021 to February 28, 2021. The Agreement went into effect May 1, 2021. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.

The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment programs. It is possible that the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objective.

LIBOR. The London Interbank Offered Rate, or “LIBOR,” has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and also may affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will be discontinued or cease to be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and was December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023 or, in some cases, have since December 31, 2021. There is no assurance that LIBOR will continue to be published until any particular date or in any particular form. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021 and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner.

For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund’s performance or net asset values. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

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In the United States, there have been legislative efforts to address certain aspects of the LIBOR discontinuation. A New York Law, in effect since April 6, 2021, addresses a broad range of New York law-governed obligations (referred to in the law as contracts, securities and instruments) that have interest rates or dividend rates determined by reference to U.S. dollar LIBOR. The law applies to an obligation of that kind if it (i) has no “fallback” rate provisions or (ii) has certain “fallback” rate provisions but such provisions, in effect, will not operate as intended once U.S. dollar LIBOR is discontinued. The law provides for, among other things, two basic adjustments to such obligations (to take effect when U.S. dollar LIBOR is discontinued). One adjustment results in automatic replacement of U.S. dollar LIBOR by SOFR. The other adjustment applies to an obligation that has a “determining person” (generally, a trustee, a calculation agent or a person acting in a similar capacity), and it results in replacement of U.S. dollar LIBOR by the recommended benchmark replacement, as selected by the determining person. Proposed federal legislation, if enacted as proposed, would have a similar effect; as proposed, the legislation would likely preempt any similar state LIBOR law, including the New York law.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Warrants. The Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

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The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.] Under the 1940 Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

IPO Risk. The Fund may invest in shares of companies through initial public offerings (“IPOs”). There is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance of the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them. Further, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares.

Responsible Investing. The Fund does not currently follow a specific environmental, social and governance (“ESG”) strategy. The Adviser’s approach to ESG considerations in investing is to seek to integrate ESG factors into its investment process in those instances where the investment team identifies a potential material risk or benefit to the Fund’s long-term returns. While the Adviser’s specific implementation of ESG integration will continue to develop and evolve, the Adviser maintains a consistent belief that, when assessing a company, consideration of ESG factors – which consideration, if any, may be informed by discussions with management – can lead the investment teams to make better-informed investment decisions and add value for the Fund in a manner consistent with its investment objectives.

As part of the Adviser’s investment teams’ general diligence when analyzing a company, the investment teams typically seek to understand the long-term sustainability of the company’s business model and economic earnings by considering the factors that materially affect it, which potentially includes ESG factors. The investment teams do not rely upon exclusionary screens when evaluating potential investments for the Fund, but rather take a holistic approach to assessing a company’s long-term value, in part by taking ESG factors into account to the extent that the investment team believes they could materially impact the long-term value of a business. The Adviser takes this approach because it believes ESG factors are diverse, complex and dynamic, and vary across a wide range of considerations, such as those specific to a particular company, issuance of securities, sector, management team, or geography. The investment team has discretion over the approach it takes to incorporating ESG factors into its investment processes, if at all, consistent with the descriptions of the Fund’s investment objective, strategies and policies. These approaches are subject to change over time.

There are no restrictions on the investment universe of the Fund by reference to ESG factors. The relevance that ESG factors are given, if any, overall or individually, for a particular decision is dependent on the investment team’s assessment of their materiality and relevance to that investment decision, and, accordingly, ESG factors are not identified for each investment. The Adviser can and does invest in any companies it believes could create beneficial returns for shareholders over the relevant time horizon, without regard to whether this means investing in companies that do not generate a positive outcome for the environment or society or do not focus on ESG issues, goals or on terms such as environmental, social, governance, sustainability, or responsible investing. There also is no guarantee that the Adviser’s investment decision-making processes will mitigate or prevent

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market risks within the Fund’s portfolio (including, for example, risks associated with a company’s responses or non-responses to environmental, social or governance conditions, difficulties in identifying, measuring and understanding those conditions and related impacts on the company).

MANAGEMENT OF THE FUND

The business of the Fund, including general supervision of the duties performed for the Fund under the investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), is the responsibility of the Board of Trustees of the Fund, which elects officers responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

The number of Trustees of the Fund is six, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) (referred to herein as “Independent Trustees”). Some of the Trustees and officers are employees of the Adviser and its affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees to initially stand for election at the 2023 annual meeting, the Class II trustees to initially stand for election at the 2024 annual meeting and the Class III trustees to initially stand for election at the 2025 annual meeting.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below.

Trustees and Officers

Name, Business Address and Year of Birth	Position(s) Held with Fund		Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Nancy Hawthorne 1345 Avenue of the Americas New York, New York 10105 (born 1951)	Trustee (Chair	)	Term—Class III Length of Service—Since September 2022	Founder and Partner, Hawthorne Financial Advisors, LLC (2014-present); Chair and Chief Executive Officer, Clerestory LLC (financial advisory and investment firm) (2001-2015)	3	Trustee, First Eagle Credit Opportunities Fund; Chairman of the Board of First Eagle Alternative Capital BDC, Inc.; Director, Avid Technology, Inc. (provider of an open and integrated technology platform); Director, Brighthouse Financial (formerly known as the MetLife Funds) (family of mutual funds); Director, CRA International, Inc. (global consulting firm)

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Rajender Chandhok 1345 Avenue of the Americas New York, New York 10105 (born 1949)	Trustee	Term—Class II Length of Service—Since September 2022	[ ]	1	[ ]
Patrick Coyne 1345 Avenue of the Americas New York, New York 10105 (born 1963)	Trustee	Term— Class I Length of Service—Since September 2022	[ ]	1	[ ]
Stuart George 1345 Avenue of the Americas New York, New York 10105 (born 1968)	Trustee	Term—Class I Length of Service—Since September 2022	[ ]	1	[ ]
Laurence Smith 1345 Avenue of the Americas New York, New York 10105 (born 1958)	Trustee	Term— Class II Length of Service—Since September 2022	[ ]	1	[ ]
INTERESTED TRUSTEE
David O’Connor(1) 1345 Avenue of the Americas New York, New York 10105 (born 1966)	Trustee	Term— Class III Length of Service—Since September 2022	General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Funds (Ireland) ICAV”; Managing Director, First Eagle Investment Management GmbH; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant	1	[ ]
(1) Mr. O’Connor is treated as an Interested Trustee because of the professional roles he holds or has held with the Adviser.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office (1) and Length of Time Served	Principal Occupations Including Other Directorships During Past Five Years
Officers of the Fund:

Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born 1967)	Chief Financial Officer	September 2022-present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; Chief Financial Officer, First Eagle Variable Funds; Chief Financial Officer, First Eagle Credit Opportunities Fund

Albert Pisano 1345 Avenue of the Americas New York, New York 10105 (born 1960)	Chief Compliance Officer	September 2022-present	Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds; Chief Compliance Officer, First Eagle Variable Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund

David O’Connor 1345 Avenue of the Americas New York, New York 10105 (born 1966)	President and Chief Executive Officer	President since 2021; Chief Executive Officer September 2022-present	General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Variable Funds; General Counsel, First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant

Smriti Kodandapani 1345 Avenue of the Americas New York, New York 10105 (born 1983)	Secretary and Deputy General Counsel	September 2022-present	Associate General Counsel and Vice President, First Eagle Investment Management, LLC; Director, Pelham Children’s Center; prior to October 2018, Associate, Proskauer Rose LLP

Sheelyn Michael 1345 Avenue of the Americas New York, New York 10105 (born 1971)	Deputy General Counsel	September 2022-present	Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds; Secretary and Deputy General Counsel, First Eagle Variable Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd

Byron Spivack 1345 Avenue of the Americas New York, New York 10105 (born [ ])	Deputy General Counsel	September 2022-present	[ ]

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office (1) and Length of Time Served	Principal Occupations Including Other Directorships During Past Five Years

Casey Walker 1345 Avenue of the Americas New York, New York 10105 (born 1985)	Assistant Secretary	September 2022-present	Vice President, First Eagle Investment Management, LLC ; Assistant Secretary, First Eagle Funds; Assistant Secretary, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born 1977)	Vice President	September 2022-present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds; Vice President, First Eagle Variable Funds; Vice President, First Eagle Credit Opportunities Fund

Tricia Larkin 1345 Avenue of the Americas New York, New York 10105 (born 1979)	Treasurer	September 2022-present	Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds; Treasurer, First Eagle Variable Funds; Treasurer, First Eagle Credit Opportunities Fund; prior to March 2016, Vice President of Fund Administration, State Street Corporation
(1) The term of office of each officer is indefinite.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Fund. The Board has established three standing committees: the Executive Committee, the Audit Committee, and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Nancy Hawthorne, Chair, Stuart George and Laurence Smith serve as the current members of the Executive Committee of the Board.

The Audit Committee’s functions include reviewing the contract between the Fund and its independent registered public accounting firm (in this regard, assisting the Board in selecting the independent registered public accounting firm and being responsible for overseeing that firm’s compensation and performance); overseeing the audit process, including audit plans; overseeing the Fund’s accounting and financial reporting policies, procedures and internal controls and acting as liaison to the independent registered public accounting firm; reviewing financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviewing and, as appropriate, approving in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall not be “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (as set forth in the charter). The members of the Audit Committee are Laurence Smith, Chair, Rajender Chandhok, Patrick Coyne, Stuart George, and Nancy Hawthorne, each of whom is an Independent Trustee of the Fund.

The Nominating and Governance Committee’s functions include identifying and recommending individuals qualified to serve as Independent Trustees of the Fund; advising the Board with respect to Board composition,

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procedures, and committees; overseeing periodic self-evaluations of the Board and committees of the Board; monitoring corporate governance matters and making recommendations in respect thereof to the Board; acting as the administrative committee with respect to Board’s policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Trustees; and reviewing and making recommendations to the Board in respect of Independent Trustee compensation. The committee operates under a written charter adopted and approved by the Board. The members of the Nominating and Governance Committee are Stuart George, Chair, Nancy Hawthorne, and Laurence Smith, each of whom is an Independent Trustee of the Fund.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Fund has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered their working experience with board leadership and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of the underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Organization and Management of Wholly-Owned Subsidiary

The Fund may seek to provide exposure to commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts) by investing in the Subsidiary, a wholly owned subsidiary of the Fund. The Subsidiary is advised by the Adviser, which complies with the provisions of Section 15 of the 1940 Act relating to investment advisory contracts as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Subsidiary invests primarily in commodities and related instruments (primarily gold bullion and other precious metals and related futures contracts). The Subsidiary may also invest in ETPs that hold or track the price of gold and other precious metals. The Fund and the Subsidiary each complies with the provisions of the 1940 Act regarding capital structure and leverage on an aggregate basis so that the Fund treats the Subsidiary’s debt as its own under Section 18 of the 1940 Act. In addition, the Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody of portfolio investments. The Fund’s custodian also serves as the custodian to the Subsidiary.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Glenn Mitchell and Masciline Chinongoza. The Subsidiary and its board of directors will agree to appoint an agent for service of process in the U.S.

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The Adviser will provide investment management, administrative, and other services to the Subsidiary. The Adviser will not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund will pay the Adviser based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in the prospectus and this SAI. The Fund and the Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with applicable requirements to the same extent as the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s annual and semi-annual reports.

The Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities that are wholly owned or majority owned by the Fund.

Board Leadership Structure and Risk Oversight

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

Except to the extent that such requirements are waived by a majority of the Continuing Trustees then in office at the time of the nomination of such Trustee, only persons satisfying the following qualification requirements may be nominated, elected, appointed, qualified or seated to serve as Trustees. Any such person:

-	must be at least twenty-one years of age and not older than the mandatory retirement age determined from time to time by the Trustees or a committee of the Trustees.

-	shall serve as a trustee or director of no more than 5 investment companies (including the Fund) having securities registered under the 1934 Act.

-

shall not serve or have served within the past 3 years as a trustee of any closed-end investment company which, while such individual was serving as a trustee or within one year after the end of such service,

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ceased to be a closed-end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed-end investment company or had served as a trustee since the inception of such closed-end investment company.

-

except as otherwise provided in the By-Laws, shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser (other than the Adviser or any investment adviser affiliated with the Adviser), investment company or entity controlling or controlled by any investment adviser (other than the Adviser or any investment adviser affiliated with the Adviser) or investment company.

-

shall not be and shall not have been subject to any censure, order, consent decree or adverse final action of any federal, state or foreign governmental or regulatory, barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall such person be the subject of any investigation or proceeding that could reasonably be expected to result in such individual failing to satisfy the requirements of this paragraph, nor shall such person be or have engaged in any conduct that has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the SEC censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser the Investment Advisers Act of 1940, as amended.

-

may not, and any immediate family member of such person may not, be employed or employed within the last year by any investment company or any company or companies controlled by an investment company which in the aggregate own (A) more than three percent (3%) of the Outstanding Shares of the Fund, (B) securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company and any company or companies controlled by such investment company, (C) securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment and any company or companies controlled by the investment company making such investment, or (D) together with other investment companies having the same investment adviser and companies controlled by such investment companies, more than ten percent (10%) of the total outstanding shares of the Fund (an investment company making such investment(s) and any company or companies controlled by it in the aggregate owning securities in excess of the amounts set forth in (A), (B), (C) or (D) being referred to as a “12(d) Holder”), or by any person who controls, is controlled by, under common control with or acts in concert with a 12(d) Holder.

-

may not, and any immediate family member of such person may not, have accepted directly or indirectly, during the year of the election for which such individual is nominated or seated, or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from any 12(d) Holder, any 5% Holder (as defined below) or from any person who controls, is controlled by, is under common control with or acts in concert with any 12(d) Holder or 5% Holder.

-

may not, and any immediate family member of such nominee may not, be an officer, director, partner or member (or person performing similar functions) of any 12(d) Holder, any 5% Holder or of any person who controls, is controlled by, is under common control with or acting in concert with a 12(d) Holder or a 5% Holder.

-

may not, and any immediate family member of such person may not, control or act in concert with any 12(d) Holder or any person who controls, is controlled by, is under common control with or acting in concert with a 12(d) Holder.

-

may not directly or indirectly own, control or hold with the power to vote, or be a member of a group of shareholders party to an agreement, arrangement or practice for sharing information or decisions concerning Shareholder actions or the acquisition, disposition or voting of shares, who together directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of the Fund (each such person and each member of such a group, a “5% Holder”), may not control or act in concert with a 5% Holder, and may not be an immediate family member of a 5% Holder or of a person

29

who controls or acts in concert with a 5% Holder; provided, however, that this paragraph shall not apply to any individual who would otherwise violate this paragraph solely due to any shares owned by the Adviser prior to the initial public offering of the Common Shares.

-

may not, and any immediate family member of such person may not, be employed or have been employed within the last year by any 5% Holder or any person who controls, is controlled by, is under common control with or acts in concert with a 5% Holder; provided, however, that this paragraph shall not apply to any individual who would otherwise violate this paragraph solely due to any shares owned by the Adviser prior to the initial public offering of the Common Shares.

-

shall not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving moral turpitude, dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof.

-

shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(a) of the 1940 Act that would result in, or could have reasonably been expected or would reasonably be expected to result in such individual or a company of which such individual is an affiliated person (as defined in the 1940 Act) being ineligible to serve or act in the capacity of employee, officer, director, member of an advisory board, investment adviser, or depositor of any registered investment company, or principal underwriter for any registered investment company, registered unit investment trust, or registered face-amount certificate company.

-

shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit, the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in the 1940 Act) of such investment adviser, depositor, or principal underwriter.

The following summarizes the experience and qualifications of the Trustees:

Mr. Rajender Chandhok. Mr. Chandhok was Vice President, Investments & Trust Administration at Northrop Grumman from April 2003 until March 2021. In that role, he was the Chief Investment Officer and responsible for investments and trust management of the company’s multiple benefit plans. Prior to joining Northrop Grumman, Mr. Chandhok was Vice President and Chief Financial Officer for the California Association of Realtors from 2001 until 2003. There he managed the association’s finance and administration related activities. Preceding that role, he spent seven years at Times Mirror Company in Los Angeles. He held several executive-level positions there, leaving as Vice President and Treasurer. Prior to Times Mirror Company, he spent six years at Pacific Enterprises, six years at Occidental Petroleum Company and three years at National Steel Corporation in several positions, with progressively increasing responsibilities in the areas of corporate finance, strategic planning and mergers and acquisitions. Previously, Mr. Chandhok has served as a member on the board of directors for The Pfaffinger Foundation, and a member of the investment committee of the California Community Foundation. Mr. Chandhok earned a bachelor’s degree in chemical engineering from the Indian Institute of Technology in New Delhi, India and an MBA from the University of Michigan, Ann Arbor.

Mr. Patrick Coyne. Mr. Coyne retired as President and CEO of Delaware Investments in 2015. After joining Delaware Investments in 1990, Mr. Coyne served in various investment capacities ranging from co-head of fixed income to CIO of the equity department. Mr. Coyne currently serves as chair of the Archdiocese of Philadelphia’s Investment Committee, chair of the Barra Foundation’s Investment Committee, past chair of the Agnes Irwin School’s Investment Committee and as a director for the Reinvestment Fund’s mutual fund assets. Mr. Coyne has also served as a board member of Kaydon Corporation, a publicly traded manufacturing company. Mr. Coyne is currently a founder and partner in Windy Bay Partners, a privately held investment partnership. Mr. Coyne is a graduate of Harvard University and the University of Pennsylvania’s Wharton School of Business.

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Mr. Stuart George. Mr. George is an individual investor (recently retired from 30 years as a Wall Street Trader) who invests in multiple asset classes such as equities, real estate, crypto currency, and technology start-ups such as Stel.Life and Philanthropi, where he is an early stage investor providing capital for operations.

Before retiring and focusing on personal investments, Mr. George spent 30 years working on the buy-side of Wall Street with a focus in equity. Mr. George began his professional Wall Street career in Columbus Ohio, working for State Teachers Retirement System of Ohio where he was an equity trader focused mainly on the U.S. domestic market. Mr. George spent the last 24 years of his career at Macquarie Investment Management in Philadelphia (formerly Delaware Investments) where he was Global Head of Equity Trading. In his duties as Global Head, Stuart managed a team of equity traders. Mr. George was responsible for all aspects of Macquarie’s Global Trading oversight including execution management, transaction cost analysis, OMS/EMS selection, broker relations and regulatory oversight.

Mr. George has also been a leader in the equity trading field by participating on the boards of industry groups such as previously being the Co-Chair of the NASDAQ Investment Traders Association Committee (ITAC), previous board member of Healthy Markets (an organization focused on educating buy-side firms on current global market rules/regulations), and a speaker at multiple industry conferences. Mr. George was twice named to the Black Enterprise Magazine’s list of top African Americans on Wall Street (2011, 2017). Mr. George is currently Treasurer, board of directors for Philadelphia Futures in Philadelphia. Mr. George graduated from Franklin University in Columbus Ohio with a B.S. Finance & Banking.

Ms. Nancy Hawthorne. Ms. Hawthorne serves as the Chair of the First Eagle Alternative Credit BDC board of directors. Since 2014, she has served as founder and Partner of Hawthorne Financial Advisors, LLC, a registered investment advisor. In addition, Ms. Hawthorne served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm from August 2001 through December 2015. From 1997 to 1998, she served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne serves on the board of directors of Avid Technologies where she has served as lead independent director since October 2014 and also from January 2008 to December 2011, interim Chief Executive Officer from August 2007 through December 2007, and chairperson from May 2004 to May 2007. Ms. Hawthorne is a director of the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. She has also served on the board of Charles River Associates, a public consulting firm since December 2014. She previously served on the Investment Committee at Wellesley College. She has a B.A. from Wellesley College and an M.B.A. from Harvard Business School.

Mr. Laurence Smith. Mr. Smith is Chairman, Chief Investment Officer, and Founding Partner of Third Wave Global Investors. He also serves as Chief Investment Officer and Board Director for Horton Point. Previously, he was the Global Chief Investment Officer and US CEO of Credit Suisse Asset Management. Prior to Credit Suisse, he held several positions at JP Morgan Investment Management, including Global Head of Asset Allocation and Balanced Accounts, and Co-Head of Fixed Income. Mr. Smith serves as Chairman of the White Plains Hospital Board of Directors. He is also a member of the Montefiore Health System Board of Trustees and the Board of the Healthcare Trustees of New York State (HTNYS). He is a member of the Pacific Bridge Capital Advisory Board, serves on an advisory committee and a student-run investment fund board for the University of Florida, and is on the Board of the Stern Foundation. He holds an MBA from the University of California, Berkeley, and an undergraduate degree in business from the University of Florida.

Mr. David O’Connor. Mr. O’Connor is general counsel and head of Legal and Compliance at First Eagle Investments. Prior to joining First Eagle in January 2017, he served as executive vice president and general counsel for Delaware Investments and the Delaware Investments Family of Funds. He was also responsible for strategic investment relationships and initiatives and served as chairman of Delaware’s Dublin-based UCITs fund group. Mr. O’Connor served on the firm’s Board of Directors, as well as a variety of committees. Prior to joining

31

Delaware, he was an associate in the business and finance department of the Philadelphia office of Ballard Spahr, where he focused on mergers and acquisitions, contract negotiations and investment company work.

Mr. O’Connor is a member of the Board of Directors and Executive Committee of Philadelphia Futures, a nonprofit organization providing urban high school and college students with resources necessary to obtain a college degree. He earned a bachelor’s degree with a double major in sociology and biblical studies from Gordon College and a JD with honors from Villanova University School of Law.

Compensation of Trustees

Trustees who are not Interested Trustees are paid by the Fund an annual fee of $60,000, a fee of $8,000 in total for four regular quarterly Board meetings per year, and $1,000 for each additional special meeting. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $5,000 for serving as the chair of the Audit Committee. The Chair of the Board receives an additional annual fee of $10,000 for serving in that position. Each Trustee is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The Independent Trustees received a one-time initial fee of $8,000, except that the Board Chair received a one-time initial fee of $12,000.

The following table shows, for each Independent Trustee, (1) the estimated aggregate compensation to be paid by the Fund projected during the Fund’s fiscal year after commencement of operation, and (2) the total compensation paid to each trustee by the fund complex during the calendar year ended December 31, 2021.

Officers of the Fund and Interested Trustees do not receive any compensation from the Fund or any other fund in the fund complex. The Fund does not maintain a retirement plan for its Trustees.

Trustee Compensation Table

Name of Person, Position	Aggregate Compensation from the Fund***	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Rajender Chandhok	$72,000	$0
Patrick Coyne	$72,000	$0
Stuart George	$72,000	$0
Nancy Hawthorne	$85,167	$215,500
Laurence Smith	$76,583	$0
David P. O’Connor*	—	—

*	Interested Trustees are not compensated by the Fund for their services.
**

The fund complex consists of the Fund, the First Eagle Funds, the First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund, First Eagle Alternative Capital BDC, Inc. and First Eagle Senior Loan Fund. As of the date hereof, Nancy Hawthorne served on the board of First Eagle Alternative Capital BDC, Inc.

***	Estimated aggregate compensation to be earned for the fiscal year ending August 31, 2023, representing the Fund’s first fiscal year, for services to the Fund.

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In addition, all persons serving as officers of the Fund (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Fund for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and payable to such a person solely for service as an officer of the Fund. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Fund and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Trustee Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2021:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees
Independent Trustees
Rajender Chandhok	None
Patrick Coyne	None
Stuart George	None
Nancy Hawthorne	None	$50,001 to $100,000
Laurence Smith	None
Interested Trustee
David P. O’Connor	None

[Since January 1, 2019, no Independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Funds), has held any other position with (i) the Fund (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser, (iii) the Adviser, or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser. Since January 1, 2020, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. Since January 1, 2019, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) an executive officer of such an investment company, (iv) the Adviser, (v) an executive officer of the Adviser, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser, or (vii) an executive officer of a person described in clause (vi) above. [●] is a Trustee of both the Fund and registered investment companies advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone are among the owners of the Adviser.]

Prior to this offering of Common Shares, the Adviser will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore will own 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of this offering of Common Shares.

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INVESTMENT ADVISER

The Adviser

As described in the Fund’s Prospectuses, the Adviser manages the Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of FE Holdings. Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings.

The Adviser manages the investment operations of the Fund and the composition of the Fund’s portfolio in accordance with the Fund’s investment objective, policies and restrictions. The Adviser also furnishes investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

Unless earlier terminated as described below, the Fund’s Investment Advisory Agreement with the Adviser will remain in effect for an initial two-year period. The Investment Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the 1940 Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses or pays fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Fund are in addition to services performed by the Fund’s principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Fund are likewise in addition to the costs incurred in retaining those other service providers.

Advisory fees are paid monthly.

Payments to the Adviser

In return for the services listed above, the Fund pays the Adviser a fee at the annual rate of the average daily value of the Fund’s Managed Assets of 1.15%.

Portfolio Management

Matthew McLennan, Kimball Brooker, Jr., Manish Gupta, Julien Albertini, and Matthew Lamphier manage the Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals.

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Portfolio Manager Assets Under Management

In addition to serving as a portfolio manager to the Fund, Matthew McLennan is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of August 31, 2022 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	5	$59.8 billion
Other Pooled Vehicles	9	$9.8 billion
Other Accounts	11	$5.9 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	None	$—
Other Pooled Vehicles	1	$5.3 billion
Other Accounts	None	$—

In addition to serving as a portfolio manager to the Fund, Kimball Brooker, Jr. is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of August 31, 2022 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	5	$59.4 billion
Other Pooled Vehicles	10	$11.5 billion
Other Accounts	11	$5.9 billion

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	None	$—
Other Pooled Vehicles	2	$7.1 billion
Other Accounts	None	$—

In addition to serving as a portfolio manager to the Fund, Manish Gupta is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of August 31, 2022 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	2	$45.8 billion
Other Pooled Vehicles	None	$—
Other Accounts	None	$—

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	None	$—
Other Pooled Vehicles	None	$—
Other Accounts	None	$—

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In addition to serving as a portfolio manager to the Fund, Julien Albertini is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of August 31, 2022 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	3	$46.4 billion
Other Pooled Vehicles	1	$0.2 billion
Other Accounts	None	$—

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	None	$—
Other Pooled Vehicles	1	$0.1 billion
Other Accounts	None	$—

In addition to serving as a portfolio manager to the Fund, Matthew Lamphier is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of August 31, 2022 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	1	$1.2 billion
Other Pooled Vehicles	None	$—
Other Accounts	None	$—

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	None	$—
Other Pooled Vehicles	None	$—
Other Accounts	None	$—

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s Global Value Team. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of each of Messrs. McLennan, Brooker, Gupta, Albertini, and Lamphier have received profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Although the portfolio managers listed above may be assisted by a team of professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value Team and provides information regarding their professional backgrounds.

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Global Value Team	Principal Occupation(s) During Past 5 Years
Matthew McLennan	Matthew McLennan joined First Eagle in September 2008 and is co-head of the Global Value team. Previously, Matthew worked for Goldman Sachs Asset Management (GSAM) in London, where he served as coportfolio manager of Global Equity Partners, a group he co-founded in 2003 that ran a focused global equity portfolio for offshore private wealth clients. Earlier in his career, Matthew was equity chief investment officer of the Investment Strategy Group for Goldman Sachs’ private client business. He joined Goldman Sachs in Sydney in 1994. Matthew started his career in 1991 in Brisbane, Australia, with the Queensland Investment Corporation and was ultimately responsible for the firm’s international equity exposure. He was born in Rabaul, Papua New Guinea, and grew up in Queensland, Australia. He received his bachelor of commerce with first-class honors and master of international commercial law from the University of Queensland.

Kimball Brooker, Jr.	Kimball Brooker is co-head of the Global Value team and portfolio manager of the Global Value strategy. He is also a senior research analyst covering banks, financial services and holding companies. Prior to joining First Eagle in January 2009, Kimball was chief investment officer of Corsair Capital, a multi-billion-dollar private equity firm spun off from J.P. Morgan. Kimball began at Corsair in 1994, when he joined J.P. Morgan as an associate in the investment banking department’s private equity group. Kimball launched his career in 1992 as a financial analyst at Lazard Frères & Co. He earned a BA from Yale University and an MBA from Harvard University.
Manish Gupta	Manish Gupta is portfolio manager of the Global Value strategy, as well as a senior research analyst on the Global Value team covering technology (hardware, equipment, software & services). Prior to joining First Eagle in October 2009, Manish was an equity research analyst at Cantillon Capital Management, where he covered technology, professional and commercial services, transportation and select industrials. Before entering financial services, Manish worked in the technology sector, first as an intern at Microsoft Corporation and then for six years as a software engineer at Cisco Systems. Manish earned a bachelor of technology degree from the Institute of Technology BHU in Varanasi, India, an MS in computer science from The University of Texas at Austin and an MBA from Columbia Business School.

Julien Albertini	Julien Albertini is portfolio manager of the Global Value strategy. He is also a senior research analyst on the Global Value team covering beverages, healthcare and commercial services. Prior to joining First Eagle in April 2013, Julien worked as a global equity research analyst for Tiger Veda LP, a long/short equity hedge fund based in New York. Previously, he was a research analyst with Generation Investment Management in London. Julien began his career in 2003 in the investment banking division of Banque Rothschild in Paris subsequently spent four years with Morgan Stanley in London. He earned a master’s degree from ESSEC in Paris and an MBA from Columbia Business School, where he was part of the Value Investing Program. He is fluent in French.

Matthew Lamphier	Matthew Lamphier joined the Adviser in May 2007 and is the director of research for the Global Value team. Matthew also serves as portfolio manager of the Adviser’s U.S. Value strategy with Matthew McLennan and Kimball Brooker. Matthew previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust, and, most recently, at Trilogy Global Advisors. Matthew is a graduate of the U.S. Air Force Academy and received an MBA with honors from the University of Chicago Booth School of Business.

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Portfolio Managers Securities Ownership

Because the Fund has not commenced operations, the Portfolio Managers did not own any securities of the Fund as of the date of this SAI.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
Matthew McLennan	None
Kimball Brooker, Jr.	None
Manish Gupta	None
Julien Albertini	None
Matthew Lamphier	None

Portfolio Manager Compensation Overview

Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of each Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to that of the Fund managed by such personnel, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may

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give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the Funds that they manage (and are not invested in one Fund or another to the same extent).

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance its respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair.

Code of Ethics

The Fund and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions. This code of ethics is available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov, and copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

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PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website: http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the Americas; Europe, Middle East and Africa; and Asia-Pacific—certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information regarding the proxy-voting record of the Fund for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at (800) 937-5449; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

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Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). In general, research and brokerage services obtained from brokers may be used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. With respect to the Fund, on a quarterly basis, the Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Fund’s investment selection process and is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into a CSA under which the Adviser executes transactions through, and obtains research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements exist.

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In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

The Adviser pays, to the extent possible, in hard dollars out of its own resources for external research received by the Adviser, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Fund to pay for such research. To the extent the Fund pays commissions that include a research component, the Adviser compensates the Fund for any amounts identified in the CSA as payments for research in the form of a voluntary reimbursement to the Fund made on a quarterly basis. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Fund’s shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is entirely voluntary.

While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in the Adviser’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

The Subsidiary follows the same brokerage practices as the Fund.

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REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time, should the Fund incur any borrowings, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300% of the principal amount of such borrowings. In addition, if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the Board of Trustees’ present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or other exchange on which the Common Shares are traded, or (b) impair the Fund’s status as a RIC under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio investments in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees’ judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio investments by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

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The repurchase by the Fund of its shares at prices below NAV would result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV would result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist. In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Conversion of the Fund to an open-end investment company would require an amendment to the Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Continuing Trustees (as defined in the Declaration of Trust) followed by a favorable vote of the holders of at least 75% of the Shares (as defined in the Declaration of Trust) of each affected class outstanding, voting as separate classes (or a majority of the Shares outstanding and entitled to vote if the amendment was previously approved by 75% of the Continuing Trustees). See “Certain Provisions in the Declaration of Trust and By-Laws” in the prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Common Shares would no longer be listed on the NYSE or such other exchange and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange, such meetings are required as a condition to such listing and as otherwise required by its governing documents.

Preferred Shares

The Fund currently does not intend to issue Preferred Shares. Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that

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any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws” in the prospectus. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the prospectus or this SAI and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund would increase that leverage.

Liquidity Feature. Preferred Shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund would pay a fee to the provider of this liquidity feature, which would be borne by Common Shareholders of the Fund. The terms of such liquidity

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feature may require the Fund to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, except for the Common Shares.

TAX MATTERS

The Fund intends to elect to be treated and to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of the Fund’s assets were not stock or such securities or if a sufficient portion of the Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a RIC for such taxable year.

If the Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. The Fund has elected and intends to qualify annually as a RIC under the Code.

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If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

For purposes of determining the amount of its investment company taxable income and net capital gains that the Fund has distributed to its shareholders for a taxable year, the Fund may elect to treat certain distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

The Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (the “Subsidiary”). The Subsidiary is First Eagle Global Opportunities Fund, Ltd. The Fund is a “United States shareholder” with respect to the Subsidiary, and the Subsidiary is a “controlled foreign corporation” under the Code. As such, the Fund is required to include in gross income all of the Subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion. Final regulations issued by the IRS in 2019 treat subpart F income as qualifying income so long as it is derived with respect to the RIC’s business of investing in stocks, securities, or currencies.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

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Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Provided that certain holding period requirements are met at the Fund and shareholder levels, to the extent that a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders.

Any dividends paid by the Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates on certain Fund dividends earned by non-corporate shareholders (including individuals). However, for tax years before January 1, 2026, proposed Treasury regulations, on which taxpayers may currently rely, provide that dividends attributable to distributions from REITs (other than capital gain dividends, as defined in section 857(b)(3) of the Code, and qualified dividend income) may be treated by non-corporate shareholders as “qualified REIT dividends” and such shareholders generally may deduct 20% of the amount of qualified REIT dividends they receive from their taxable income under section 199A of the Code, if and to the extent such shareholders meet the holding period requirements for their Fund shares, described in the next sentence, and the Fund satisfies similar holding period requirements for the REIT shares. The shareholder holding period requirements are met if the Fund shares are held by the shareholder for more than 45 days (taking into account the principles of section 246(c)(3) and (4) of the Code) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend, but only if and to the extent the shareholder is not under an obligation to make related payments with respect to positions in substantially similar or related property.

For tax years before January 1, 2026, non-corporate shareholders who are direct holders of PTPs generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The Fund will not be able to claim such a deduction in respect of income allocated to it by other PTPs in which it invests, and absent any additional guidance, the law does not allow the Fund to pass through to its non-corporate shareholders the special character of this income and to claim a deduction in respect of Fund dividends attributable to such income.

Distributions of net capital gains derived from all sales of portfolio securities by the Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. After the close of each fiscal year, the Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Distributions of gains realized on collectibles, such as gains on gold and silver bullion, held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by the Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a

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portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that a Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund also may have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the

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case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092 of the Code), is not granted by an options dealer (within the meaning of section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.” The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain from a constructive sale of certain “appreciated financial positions” generally if the Fund enters into an offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If the Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the

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date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by the Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, and wash sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of

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61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. If the Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

52

Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax, and the Fund would not be able to avoid such tax and interest charge by distributing the “excess distributions” and gain to the Fund’s shareholders. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

The Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Fund.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder and reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a

53

Fund’s net short-term capital gains over net long-term capital losses. The Fund does not intend to report interest-related or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Special rules may apply to shareholders who are non-resident aliens or foreign entities receiving the Fund distribution if at least 50% of the Fund’s assets consist of interests in United States real property interests (as defined in Section 897(c)(1) of the Code), including certain REITs and United States real property holding corporations (as defined in Section 897(c)(2) of the Code). Fund distributions that are attributable to gain from the disposition of a United States real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

Fund shareholders may be subject to state, local and foreign taxes on the Fund distributions. Also, the tax consequences to a foreign shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS

The Financial Statements of the Fund are audited by [●], an independent registered public accounting firm. The principal business address of [●] is [●].

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets and the Subsidiary’s assets is JPMorgan (the “Custodian”), whose principal business address is 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245. The Custodian will be responsible for, among other things, custodial, fund accounting, settlement, asset servicing and other associated services. The Fund’s transfer, shareholders services, dividend disbursement agent, and dividend reinvestment plan agent is AST. AST is located at 6201 15th Avenue Brooklyn, NY 11219.

ADDITIONAL INFORMATION

[●].

54

FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

55

NOTES TO FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

56

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1. Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2. Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (“MTN”) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*

The Rating Outlook status has changed independent of a full review of the underlying rating.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

PART C — OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Certificate of Trust dated July 27, 2021.(1)

a.2	Declaration of Trust dated July 27, 2021.(1)

a.3	Amended and Restated Declaration of Trust dated , 2022.*

b.	By-laws of Registrant.*

c.	None.

d.	[None].

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan*

f.	None.

g.1	Investment Advisory Agreement dated [●], 2022.*

g.2	Investment Advisory Agreement of the Subsidiary dated [●], 2022.*

h.1	Form of Underwriting Agreement.*

h.2	Specimen Dealer Letter Agreement.*

h.3	Specimen Master Selected Dealer Agreement.*

h.4	Specimen [●] Master Selected Dealers Agreement.*

h.5	Specimen [●] Master Agreement Among Underwriters.*

h.6	Form of Structuring Fee Agreement.*

i.	None

j.1	Amended and Restated Global Custody Agreement and dated April 18, 2017 (the “Custodian Agreement”).*

j.2	Exhibit A to Custodian Agreement dated June 28, 2022.*

k.1	Transfer Agency and Registrar Services Agreement and dated September 20, 2022 (the “Transfer Agency Agreement”).*

l.	Opinion of Stradley Ronon Stevens & Young, LLP.*

m.	Not Applicable.

n.	Consent of .*

o.	None.

p.	Subscription Agreement dated September 22, 2022.*

q.	None.

r.1	Code of Ethics of the Registrant.*

r.2	Code of Ethics for the Adviser.*

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s.	Calculation of Filing Fee.*

t.	Powers of Attorney.

*	To be filed by amendment.
(1)	Filed on August 4, 2021 with Registrant’s Registration on Form N-2 (File No. 333-258430) and incorporated by reference.

Item 26: Marketing Arrangements

[Reference is made to the Form of Underwriting Agreement filed as [●] to this Registration Statement.]

[See Paragraph [●] of the Specimen Dealer Letter Agreement filed as [●] to this Registration Statement.]

[See Sections [●] of the Specimen [●] Master Selected Dealer Agreement filed as [●] to this Registration Statement.]

[See the Introductory Paragraph and Sections [●] of the Specimen [●] Master Selected Dealers Agreement filed as [●] to this Registration Statement.]

[See the Introductory Paragraph and Sections [●] of the Specimen [●] Master Agreement Among Underwriters filed as to this Registration Statement.]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$ *
Financial Industry Regulatory Authority fees	$ *
Promotion	$ *
Printing and engraving expenses	$ *
Legal Fees	$ *
Exchange listing fees	$ *
Audit	$ *
Miscellaneous expenses	$ *

TOTAL	$ *

*To	be provided by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

The Registrant wholly owns and controls the Subsidiary, a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the Fund’s annual and semi-annual reports to shareholders.

Item 29: Number of Holders of Securities

At September 19, 2022:

Title of Class	Number of Record Holders
Common Shares	0

Item 30: Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), dated [                    ], provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee,

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agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”)) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been determined to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a court of competent jurisdiction or other body before which the proceeding was brought, evidenced by a final non-appealable order; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority [of a quorum] of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the [outstanding voting securities] (excluding any Outstanding Shares owned of record or beneficially by such individual). The Declaration also provides that if any shareholder or former shareholder of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Registrant and satisfy any judgment thereon from the assets of the Registrant.

The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers, controlling persons of the Registrant and underwriter, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser

The description of the First Eagle Investment Management, LLC (the “Adviser”) under the caption “Risks”

in the prospectus and under the caption “Management of the Fund” in the Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the trustees and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-50659) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

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Item 32: Location of Accounts and Records

The books, accounts and records of the Registrant required by Section 31(a) under the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained at the office of the Registrant at 1345 Avenue of the Americas, New York, New York 10105.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.

Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.

For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b.

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

The Registrant undertakes that insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, and State of New York, on the 7th day of October, 2022.

FIRST EAGLE GLOBAL OPPORTUNITIES FUND
(A Delaware statutory trust)

/s/ David P. O’Connor
Name: David P. O’Connor
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ RAJENDER CHANDHOK* (RAJENDER CHANDHOK)	Trustee	October 7, 2022

/s/ PATRICK COYNE* (PATRICK COYNE)	Trustee	October 7, 2022

/s/ STUART GEORGE* (STUART GEORGE)	Trustee	October 7, 2022

/s/ NANCY HAWTHORNE* (NANCY HAWTHORNE)	Trustee	October 7, 2022

/s/ LAURENCE SMITH* (LAURENCE SMITH)	Trustee	October 7, 2022

/s/ DAVID P. O’CONNOR (DAVID P. O’CONNOR)	Trustee (and in the capacity of President and Chief Executive Officer)	October 7, 2022

/s/ JOSEPH MALONE (JOSEPH MALONE)	Chief Financial Officer (and in the capacity of Principal Financial Officer and Principal Accounting Officer)	October 7, 2022

*By:	/s/ SMRITI KODANDAPANI
Smriti Kodandapani
Power-of-Attorney

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EXHIBIT INDEX

t.	Powers of Attorney